Filed Pursuant to Rule 497(b)
Registration File No. 033-46080

PROSPECTUS DATED JANUARY 27, 2026

State Street® SPDR® S&P 500® ETF Trust

(“SS SPDR S&P 500 ETF Trust” or the “Trust”)

(formerly known as “SPDR Trust, Series 1” and “SPDR® S&P 500® ETF Trust”)

(A Unit Investment Trust constituted outside Singapore and

organized in the United States)

PROSPECTUS ISSUED PURSUANT TO

DIVISION 2 OF PART 13 OF

THE SECURITIES AND FUTURES ACT 2001 OF SINGAPORE

This Prospectus incorporates and is not valid without

the U.S. Prospectus dated January 26, 2026

issued by the SS SPDR S&P 500 ETF Trust, attached hereto

The collective investment scheme offered in this Prospectus is a recognised scheme under the Securities and Futures Act 2001 of Singapore (the “Act”). A copy of this Prospectus has been lodged with and registered by the Monetary Authority of Singapore (the “Authority”). The Authority assumes no responsibility for the contents of the Prospectus. Registration of the Prospectus by the Authority does not imply that the Act or any other legal or regulatory requirements have been complied with. The Authority has not, in any way, considered the investment merits of the collective investment scheme. The date of registration of this Prospectus with the Authority is January 27, 2025. This Prospectus will expire on January 27, 2027 (12 months after the date of registration).

The SS SPDR S&P 500 ETF Trust has been admitted to the Official List of the Singapore Exchange Securities Trading Limited (“SGX-ST”), and permission has been granted by the SGX-ST to deal in and for quotation on the SGX-ST Mainboard of all the units in the SS SPDR S&P 500 ETF Trust (“Units”) already issued as well as those Units which may be issued from time to time. The SGX-ST assumes no responsibility for the correctness of any of the statements made or opinions expressed in this Prospectus and admission to the Official List of the SGX-ST is not to be taken as an indication of the merits of the SS SPDR S&P 500 ETF Trust or the Units.

IMPORTANT: If you are in doubt about the contents of this Prospectus, you should consult your stockbroker, bank manager, solicitor, accountant or other financial adviser.

State Street® SPDR® S&P 500® ETF Trust

PROSPECTUS

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “Standard & Poor’s Depositary Receipts®,” “SPDR®” and “SPDRs®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”), and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. The Trust is permitted to use these trademarks pursuant to a sublicense from State Street Global Advisors Funds Distributors, LLC. The Trust is not sponsored, endorsed, sold or marketed by S&P, its affiliates or its third-party licensors.

STATE STREET® SPDR® S&P 500® ETF TRUST

This Prospectus, relating to the State Street® SPDR® S&P 500® ETF Trust (“SS SPDR S&P 500 ETF Trust” or the “Trust”), which is issued pursuant to Division 2 of Part 13 of the Securities and Futures Act 2001 of Singapore, has been lodged with and registered by the Monetary Authority of Singapore, who assumes no responsibility for its contents.

This Prospectus incorporates and is not valid without the attached U.S. Prospectus, dated January 26, 2026 issued by the Trust (“U.S. Prospectus”). Terms defined in the U.S. Prospectus shall have the same meaning when used in this Prospectus.

The Trust’s fiscal year end is September 30.

The Trust is a unit investment trust organised in the United States (“U.S.”), and is a single fund that issues securities called “Units,” which represent an undivided ownership interest in the common stocks that are actually held by the Trust and make up the Trust’s Portfolio (the “Portfolio Securities”). The “Portfolio” means the portfolio of the common stocks that are included in the Index (as defined below). The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Index”). The Trust’s Portfolio consists of substantially all of the component common stocks that comprise the Index, which are weighted in accordance with the terms of the Trust Agreement (defined below).

The Trust’s portfolio turnover ratio, calculated based on the lesser of purchases or sales of underlying investments of the Trust and expressed as a percentage of daily average net asset value, was 3% during the most recent fiscal year. The Trust’s portfolio turnover ratio, expressed as a percentage of monthly average value, can be found on page 2 of the U.S. Prospectus and in the “Financial Highlights” section on page 24 of the U.S. Prospectus.

The top ten constituents (by weight) of the Trust as of January 22, 2026 are set out below:

No.	Name	Weighting
1.	NVIDIA Corporation	7.61%
2.	Apple Inc.	6.21%
3.	Microsoft Corporation	5.68%
4.	Amazon.com Inc.	3.86%
5.	Alphabet Inc. Class A	3.26%
6.	Alphabet Inc. Class C	2.61%
7.	Broadcom Inc.	2.60%
8.	Meta Platforms Inc. Class A	2.39%
9.	Tesla Inc.	2.14%
10.	Berkshire Hathaway Inc. Class B	1.50%

For additional details regarding the Trust’s Portfolio, please consult pages 61 to 66 in the U.S. Prospectus attached hereto. All Units are denominated in U.S. dollars.

PDR Services LLC, the sponsor of the Trust (the “Sponsor”), accepts full responsibility for the accuracy of information contained in this Prospectus, other than that given in the U.S. Prospectus under the heading “Report of Independent Registered Public Accounting Firm,” and confirms, having made all reasonable enquiries, that to the best of its knowledge and belief, the facts stated and the opinions expressed in this Prospectus are fair and accurate in all material respects as at the date of this Prospectus and there are no other facts the omission of which would make any statement in this Prospectus misleading.

The Trust is governed by an amended and restated trust agreement (the “Trust Agreement”) dated as of January 1, 2004 and effective as of January 27, 2004, as amended by an amendment dated November 1, 2004 (effective as of November 8, 2004), by an amendment dated February 1, 2009 (effective as of February 13, 2009), by an amendment dated November 23, 2009 (effective as of January 27, 2010), each made between State Street Bank and Trust Company, the retired trustee of the Trust (the “Retired Trustee”), and the Sponsor, by an amendment dated April 12, 2017 (effective as of June 16, 2017), made between State Street Global Advisors Trust Company, the trustee of the Trust (the “Trustee”), and the Sponsor, by an amendment dated August 4, 2017 (effective as of September 5, 2017), made between the Trustee and the Sponsor, by an amendment dated March 4, 2024 (effective as of March 4, 2024), made between the Trustee, and the Sponsor and by an amendment dated December 19, 2025 (effective as of January 26, 2026), made between the Trustee and the Sponsor. Terms defined in the U.S. Prospectus shall have the same meaning when used in this Prospectus.

Copies of the Trust Agreement are available for inspection, free of charge, at the offices of State Street Global Advisors Trust Company, at One Congress Street, Boston, Massachusetts, U.S. 02114 during normal U.S. business hours, or State Street Global Advisors Singapore Limited1, at 168 Robinson Road, #33-01, Capital Tower, Singapore 068912 during normal Singapore business hours.

Investors should seek professional advice to ascertain (a) the possible tax consequences, (b) the legal requirements and (c) any foreign exchange restrictions or exchange control requirements which they may encounter under the laws of the countries of their citizenship, residence or domicile and which may be relevant to the subscription, holding or disposal of Units.

Investors in the Trust are advised to carefully consider the risk factors set out under the headings “Principal Risks of Investing in the Trust” on pages 4 to 6 of the U.S. Prospectus and “Additional Risk Information” on pages 72 to 74 of the U.S. Prospectus, and to refer to pages S-18 to S-25 of this Prospectus for a discussion of the U.S. and Singapore tax consequences of an investment in Units.

[1]	State Street Global Advisors Singapore Limited will hold copies of the Trust Agreement for inspection by investors; however, it is not in any way acting as an agent for or acting as the Trustee.

ENQUIRIES

All enquiries about the Trust or requests for additional copies of this Prospectus should be directed to an investor’s local broker.

IMPORTANT:	READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

CORPORATE INFORMATION

Sponsor to the Trust:	PDR Services LLC c/o NYSE Holdings LLC 11 Wall Street New York, New York US 10005

Legal advisers to the Sponsor as to U.S. law:	Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York US 10017

Legal advisers to the Sponsor as to Singapore law:	Morgan Lewis Stamford LLC 10 Collyer Quay #27-00 Ocean Financial Centre Singapore 049315 Singapore

Trustee:	State Street Global Advisors Trust Company One Congress Street Boston, Massachusetts US 02114

Legal advisers to the Trustee as to Singapore law:	Allen & Gledhill LLP One Marina Boulevard, #28-00 Singapore 018989 Singapore

Auditors:	PricewaterhouseCoopers LLP 101 Seaport Boulevard Suite 500 Boston, Massachusetts US 02210

US Distributor of Creation Units:	ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado US 80203

TRADING AND SETTLEMENT

Trust Units are listed for trading on the Singapore Exchange Securities Trading Limited (“SGX-ST”) where they may be bought and sold in the secondary market at any time during the trading day. Market prices for Units traded on the SGX-ST are available on the SGX-ST website https://www.sgx.com/securities/securities-prices?code=etfs. Units may also be purchased by Authorized Participants directly from the Trust in the U.S. by placing orders with the U.S. Distributor, as facilitated through the Trustee, in a minimum unit, called a “Creation Unit,” of 50,000 Units or multiples thereof. Creation Units may also be redeemed through a tender to the Trustee in the U.S. Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication of the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”) (“Index Securities”). Such purchases and redemptions can be made only in the U.S. at the then-current valuation as described herein on pages S-7 to S-10 and pages S-13 to S-14 under the heading “Redemption.” For the purposes of such purchases and redemptions of the Creation Units, the Evaluation Time (as defined on page S-13) is the closing time of the regular trading session on the New York Stock Exchange LLC (ordinarily 4:00 p.m., New York time). For additional details on trading and settlement, please consult pages 8 and 50 to 59 in the U.S. Prospectus attached hereto.

The primary trading market for Units is in the U.S., where Units are listed on NYSE Arca, Inc. (“NYSE Arca”). Investors should note that trading in Units may be halted under certain circumstances. Please refer to pages 66 to 67 and 72 to 73 in the U.S. Prospectus for more details.

As with other securities, investors will pay negotiated brokerage commissions and typical Singapore clearing fees and applicable taxes. In addition, cash dividends to be distributed to investors in Singapore will be net of expenses incurred by CDP (defined below), and where such expenses equal or exceed the amount of the dividends, the investors will not receive any distributions. Brokerage commissions may be subject to Goods and Services Tax (“GST”) at the prevailing standard rate of nine percent (9%). There will be a Singapore clearing fee, which is currently at the rate of 0.0325% of the contract value (or such other amount as the CDP may decide from time to time). Clearing fees may be subject to GST in Singapore at the prevailing standard rate of nine percent (9%). Units are traded in U.S. dollars on the SGX-ST in 1 unit round lots. The term “market day” as used in this Prospectus means a business day in which transactions in Units can be executed and settled. Trading of Units on the SGX-ST may be halted if the Trust fails to comply with continuing listing requirements and advertising guidelines of the SGX-ST.

With respect to holders of Units in Singapore, the trading and settlement process, the system through which they receive distributions or the manner in which information may be made available, among other aspects, may differ from the information set forth in the U.S. Prospectus. Holders of Units in Singapore should read this Prospectus carefully and all enquiries in relation hereto should be directed to their local brokers.

The SGX-ST imposes certain requirements for the continued listing of securities, including the Units, on the SGX-ST. There can be no assurance that the requirements of the SGX-ST necessary to maintain the listing of the Units of the Trust will continue to be met, the SGX-ST will not change its listing requirements or that the Units will always be listed on the SGX-ST. The Trust will not be terminated if Units are delisted from the SGX-ST. If the Units are delisted from the SGX-ST, investors may deliver the Units they hold out of CDP for trading on NYSE Arca through the delivery mechanisms described in section “3. Delivery of Units out of CDP for Trading on NYSE Arca” on page S-10 of this Prospectus.

1. General

Units are issued by the Trust in the form of scripless securities which are eligible “book-entry-only” securities of The Depository Trust Company (“DTC”). As “book-entry-only” securities, Units are represented by one or more global securities registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.

The Central Depository (Pte) Limited (“CDP”) maintains an account—Account No. 5700 (“DTC Account”)—with DTC. CDP may receive Units from or deliver Units to accounts maintained by member participants in DTC (“DTC Participants”).

Settlement of dealings through the CDP system may be effected only by Depository Agents of CDP or holders of Units who have their own direct securities accounts with CDP. Investors may open a direct securities account with CDP or a securities sub-account with any Depository Agent to hold their Units in CDP. The term “Depository Agent” shall have the same meaning as that ascribed to it in Section 81SF of the Securities and Futures Act 2001 of Singapore.

Through the delivery mechanisms discussed below, it is possible for investors to purchase Units in Singapore and sell them in the U.S. and vice versa. Although both CDP and DTC, within their own respective market settlements, provide for Delivery Versus Payment and Free-of-Payment transfers of securities, all of the linked transfers between the two depositories are effected only on a Free-of-Payment basis (i.e., there is no related cash movement to parallel the securities movement. Any related cash transfers may only be effected outside DTC and CDP directly between the buyer and seller through their own arrangements). Investors should be aware that Singapore time is generally 12 hours ahead of Eastern Daylight Saving Time (13 hours Eastern Standard time) in New York, and that NYSE Arca and the SGX-ST are not open at the same time. Because of this time difference between the Singapore and U.S. markets, trading in Units between the two markets cannot occur simultaneously. Please refer to pages 66 to 67 and 72 to 73 of the U.S. Prospectus for details on circumstances under which there may be suspension of dealings or trading.

All dealings in, and transactions of, Units in Singapore must be effected for settlement through the computerised book-entry (scripless) settlement system in the CDP. Investors should ensure that Units sold on the SGX-ST are available for settlement in their CDP account no later than the second market day following the transaction date.

Investors’ holdings of Units in their CDP account will be credited or debited for settlement on the second market day following the transaction date, i.e., T+2, T being the transaction date. If Units are not in an investor’s CDP account for settlement by 1:30 p.m. on T+2, the investor will be subject to the buy-in cycle on that afternoon. More information on the buy-in cycle is available on the SGX-ST website at http://www.sgx.com.

In the absence of unforeseen circumstances, the delivery of Units into and out of CDP will take a minimum of one market day after the duly completed documentation has been submitted to CDP for processing, assuming that the investor has given proper instructions to his or her DTC Participant. Instructions and forms received by CDP after 1 p.m., Singapore time, on a given market day will be treated as being received on the next market day and, as such, will be processed on the next market day. Please refer to pages 1 and 68 to 71 of the U.S. Prospectus for details on the fees and expenses of the Trust.

The Trust has adopted a code of ethics which is described on page 91 of the U.S. Prospectus.

2. Delivery of Units to CDP for Trading on the SGX-ST

Investors who hold Units in DTC’s system in the U.S. and wish to trade them on the SGX-ST can direct delivery of the Units to CDP; this book-entry transfer to CDP’s DTC Account may be effected only on a Free-of-Payment basis. Investors may deliver their Units by informing their Singapore broker or Depository Agent to submit delivery instructions to CDP, together with the applicable CDP delivery fee and GST. Barring unforeseen circumstances, for a transfer request received by CDP by 5 p.m. (Singapore time) on a market day, if investors have sufficient securities/depositary receipts for delivery and their transfer instructions (including for issuance or cancellation) are in order, the cross border transfer of securities/depositary receipts between Singapore and the U.S. will be completed by 9 a.m. the following day after CDP receives the transfer request. Investors must concurrently instruct their DTC Participant to deliver such Units into the DTC Account on the delivery date. Upon notification that its DTC Account has been credited, CDP will accordingly credit Units to the investor’s account.

Investors should ensure that their Units are delivered into their securities account with CDP in time for settlement. In the event an investor cannot deliver the Units for settlement pursuant to the trade, the CDP may buy-in against him or her.

3. Delivery of Units out of CDP for Trading on NYSE Arca

Investors who hold Units with CDP and wish to trade on NYSE Arca must arrange to deliver the Units into their accounts with their DTC Participant for settlement of any such trade, which will occur on the second market day following the transaction date. For such delivery, investors must submit a duly completed CDP delivery form together with the applicable CDP delivery fee and GST through their Singapore broker or Depository Agent. Barring unforeseen circumstances, for a transfer request received by CDP by 5 p.m. (Singapore time) on a market day, if investors have sufficient securities/depositary receipts for delivery and their transfer instructions (including for issuance or cancellation) are in order, the cross border transfer of securities/depositary receipts between Singapore and the U.S. will be completed by 9 a.m. the following day after CDP receives the transfer request. Investors must concurrently instruct their DTC Participant to expect receipt of the relevant number of Units from the DTC Account. Upon receipt of the duly completed CDP delivery form, CDP will earmark the investor’s securities account for the relevant number of Units and then instruct DTC to deliver the Units to the DTC Participant account as specified by the investor. The relevant number of Units will be debited from the investor’s securities account after CDP receives DTC’s confirmation that the Units have been transferred out of its DTC account.

EXCHANGE RATES AND RISKS

Units traded on the SGX-ST are denominated and traded in U.S. dollars. Units may only be created or redeemed in U.S. dollars at the then-current value calculated in U.S. dollars in the manner set out in the U.S. Prospectus. Similarly, the Trust holds only Portfolio Securities that are denominated in U.S. dollars and the distributions which may be made by the Trustee are in U.S. dollars.

The Trust has no ability to manage its investments to hedge against fluctuations in exchange rates between the U.S. dollar and the Singapore dollar. To the extent a Singapore investor wishes to convert such U.S. dollar holdings or distributions to Singapore dollars, fluctuations in the exchange rate between the Singapore dollar and the U.S. dollar may affect the value of the proceeds following a currency conversion.

GENERAL AND STATUTORY INFORMATION

1. Appointment of Auditors

The Trust Agreement provides that the accounts of the Trust shall be audited, as required by U.S. law, by independent registered public accountants designated from time to time by the Trustee.

2. Duties and Obligations of the Trustee

The key duties and obligations imposed on the Trustee under the Trust Agreement are summarized as follows:

(i) the Trustee will accept on behalf of the Trust deposits of Portfolio Deposits and be authorized to effect registration or transfer of the Portfolio Securities in its name or the name of its nominee or the nominee of its agent;

(ii) the Trustee must hold money received pursuant to the Trust Agreement as a deposit for the account of the Trust;

(iii) the Trustee shall not be liable for the disposition of money or securities or evaluation performed under the Trust Agreement except by reason of its own gross negligence, bad faith, willful misconduct, willful malfeasance or reckless disregard of its duties and obligations under the Trust Agreement;

(iv) the Trustee is not obligated to appear in, prosecute or defend any action if it is of the opinion that it may involve expense or liability unless it is furnished with reasonable security and indemnity against such expense or liability; if reasonable indemnity is provided, the Trustee shall, in its discretion, undertake such action as it may deem necessary to protect the Trust and the rights and interest of all beneficial owners;

(v) the Trustee must provide to brokers/underwriters accounts of the Trust audited by the auditors of the Trust, and the brokers/underwriters will deliver such accounts to beneficial owners;

(vi) in performing its functions under the Trust Agreement the Trustee will not be held liable except by reason of its own gross negligence, bad faith, willful misconduct or willful malfeasance for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred on it or reckless disregard of its duties and obligations;

(vii) the Trustee must ensure that no payment made to the Sponsor is for expenses of the Trust, except for payments not in excess of amounts and for purposes prescribed by the U.S. Securities and Exchange Commission and authorized by the Trust Agreement;

(viii) the Trustee must keep proper books of record and account of all transactions under the Trust Agreement, including the creation and redemption of Creation Units, at its offices, and keep such books open for inspection by any beneficial owner at all reasonable times during usual business hours;

(ix) the Trustee must make, or cause to be made, such reports and file such documents as are required by the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and U.S. state or federal tax laws and regulations;

(x) the Trustee must keep a certified copy of the Trust Agreement, together with the Indenture for each Trust Series then in effect and a current list of Portfolio Securities therein, on file at its office and make the same available for inspection; and

(xi) the Trustee must charge and direct from the assets of the Trust all expenses and disbursements incurred under the Trust Agreement, or shall reimburse itself from the assets of the Trust or the sale of securities in the Trust for any advances made out of its own funds for such expenses and disbursements.

3. Contracts

A holder of a Unit is not required, obliged or entitled in connection with the Trust to enter into any contract with any person or corporation whether by way of lease or otherwise.

4. Vesting of Assets in the Trust

The Trustee has legal title to all securities and other property in which funds of the Trust are invested, all funds held for such investment, all equalisation, redemption, and other special funds of the Trust, and all income upon accretions to, and proceeds of such property and funds, and the Trustee is required to segregate and hold the same in trust until distribution thereof to the holders of the Units.

5. Redemption

The Trust is not administered by a management company, and there is no obligation on the Sponsor or the Trustee to redeem any Units. As described on pages 55 to 59 in the U.S. Prospectus, it is the Trust itself that is obligated to effect the redemption (although it is the Trustee acting as agent for the Trust that will actually effect the redemption).

Only Units in Creation Units may be redeemed at their then-current valuation, which is calculated on the Business Day on which the redemption order is properly received, as of the Evaluation Time, which is the closing time of the regular trading session on the New York Stock Exchange LLC (ordinarily 4:00 p.m., New York time). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming beneficial owner by the first (1st) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming beneficial owner by the first (1st) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption. Please refer to pages 3, 55 to 59 and 72 to 73 of the U.S. Prospectus for a further description of this process.

Investors owning Units in an amount less than a whole Creation Unit (i.e., less than 50,000 Units) or multiples thereof, are not permitted to tender their Units to the Trustee for redemption. Such investors can only dispose of their Units by selling them on the secondary market at any time during the trading day at market prices.

6. Transfer of Units

As described on page S-8 of this Prospectus, Cede & Co., as nominee for DTC, will be the registered owner of all outstanding Units on the DTC system. Beneficial ownership of Units will be shown on the records of DTC or its participants. Beneficial ownership records for holders of Units in Singapore will be maintained at CDP.

No certificates will be issued in respect of Units. Transfers of Units between investors will normally occur through the trading mechanism of the SGX-ST or NYSE Arca as described on pages S-7 to S-10 in this Prospectus and pages 66 to 67 in the U.S. Prospectus.

7. Meetings of Holders of Units; Voting; Distribution of Annual Reports

The Trust is not required by law to convene meetings of beneficial owners of the Units.

The Sponsor, the Retired Trustee and CDP have entered into a Depository Agreement dated May 18, 2001, as supplemented by a supplemental depository agreement dated May 22, 2009 (the “CDP Depository Agreement”), pursuant to which CDP has agreed to act as the depository for Units in Singapore. The Sponsor, the Retired Trustee, CDP and the Trustee have entered into a deed of novation dated December 29, 2018 in relation to the CDP Depository Agreement (the “Deed of Novation”) pursuant to which, inter alia, CDP has agreed to release and discharge the Retired Trustee subject to the Trustee undertaking to observe, perform and be bound by the terms of the CDP Depository Agreement in every respect as if the Trustee were named in the CDP Depository Agreement as a party thereto in place of the Retired Trustee, subject to the terms and conditions of the Deed of Novation. CDP’s duties under the CDP Depository Agreement include, among other things: (i) acting as a bare trustee on behalf of individuals who hold securities accounts with CDP and Depository Agents authorized to maintain sub-accounts with CDP in respect of Units, (ii) distributing to CDP account holders and Depository Agents any applicable payments or cash distributions in respect of Units, and (iii) providing the list of its Depository Agents and holders of Units who have their own direct securities accounts with CDP, if so requested by the Sponsor or the Trustee.

The Trustee arranges for the annual report of the Trust to be mailed to all holders of Units, including the holders of Units in Singapore, no later than the 60th day after the end of the Trust’s fiscal year. The most recent semi-annual report of the Trust may be found on the website https://www.statestreet.com/im/sg/en/individual/etfs/spdr-sp-500-etf-trust-s27.

The Sponsor or the Trustee will ensure that in the event that it is necessary to collect and collate any consents or votes of, or distribute notices, statements, reports, prospectuses, consent instructions, consent forms or other written communications to the holders of Units in Singapore, the relevant materials will be mailed to the holders of Units in Singapore.

8. Declaration

It is hereby declared that no Units shall be created or issued pursuant to this Prospectus later than 12 months, or such other period as may be prescribed by the law for the time being in force, after the date of this Prospectus.

9. Allotment of Units

A Distribution Agreement was entered into as of April 16, 2018, between (1) the Sponsor, (2) the Trust and (3) ALPS Distributors, Inc. (“ALPS”), the U.S. Distributor, pursuant to which the Trust and the Sponsor retained ALPS to:

(i) act as the exclusive distributor for the creation and distribution of Creation Units;

(ii) hold itself available to receive and process orders for Creation Units; and

(iii) enter into arrangements with dealers.

It is the duty of the Trust and the Sponsor to create the Creation Units and to request DTC to record on its books the ownership of such Units in such amounts as ALPS has requested, as promptly as practicable after receipt by the Trustee of the requisite portfolio of securities and any applicable cash component from the creator of the Creation Units or other entities having a Participant Agreement with the Trustee. Participant Agreements must be entered into between the Trustee and all other persons who are creating Creation Units.

10. Borrowing Powers

There are no borrowing powers conveyed in the Trust Agreement.

11. Sponsor, Trustee and Designated Market Maker

Sponsor

PDR Services LLC (“PDR”) was originally organized as a corporation under Delaware U.S. law, and was subsequently converted into a limited liability company in Delaware on April 6, 1998. On October 1, 2008, NYSE Holdings LLC (formerly known as NYSE Euronext Holdings LLC) (“NYSE Holdings”) acquired the American Stock Exchange LLC (“Amex”) and all of its subsidiaries, including PDR, which is the Sponsor of the Trust. PDR was formed to act as sponsor for Amex’s exchange traded funds and other unit investment trusts. PDR will remain the Sponsor of the Trust until it is removed, it is replaced by a successor, it resigns or the Trust Agreement is terminated. Currently, the Sponsor is not permitted to receive remuneration for the services it renders as Sponsor.

PDR is an indirect, wholly owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly traded entity, trading on the New York Stock Exchange under the symbol “ICE.”

Trustee

Effective June 16, 2017, the Retired Trustee resigned as trustee of the Trust. The Sponsor appointed the Trustee, a wholly owned subsidiary of the Retired Trustee, as trustee of the Trust. The services received, and the trustee fees paid, by the Trust did not change as a result of the change in the identity of the Trustee. The Retired Trustee continues to maintain the Trust’s accounting records, act as custodian and transfer agent to the Trust, and provided administrative services, including the filing of certain regulatory reports.

The Trustee is a limited-purpose trust company organized under the laws of the Commonwealth of Massachusetts, U.S. The Trustee is a direct wholly owned subsidiary of the Retired Trustee and as such is regulated by the Federal Reserve System and is subject to applicable U.S. federal and state banking and trust laws and to supervision by the U.S. Federal Reserve, as well as by the Massachusetts Commissioner of Banks and the regulatory authorities of those states and countries in which a branch of the Trustee is located.

In accordance with the Trust Agreement, the Trustee, inter alia, acts as custodian to the Trust. In this regard, the assets of the Trust shall be held by, or to the order of the Trustee on behalf of and for the exclusive interest of the holders of the Units. The Trust Agreement does not allow the Trustee to delegate the safekeeping of the assets of the Trust to another custodian. The Trustee must ensure, inter alia, that adjustments to the Trust’s Portfolio are carried out in accordance with the law and the Trust Agreement.

The Trustee will remain the Trustee of the Trust until it is removed, it resigns or the Trust Agreement is terminated. The remuneration received by the Trustee in its capacity as Trustee of the Trust is described in the U.S. Prospectus and reflected in the financial statements contained therein. Absent gross negligence, bad faith, willful misconduct or willful malfeasance on its part or reckless disregard of its duties and obligations under the Trust Agreement, the Trustee shall be indemnified from the Trust and held harmless against any loss, liability or expense incurred arising out of or in connection with the acceptance or administration of the Trust and any action taken in accordance with the provisions of the Trust Agreement.

Designated Market Maker

The designated market makers of the Trust on the SGX-ST are Flow Traders Asia Pte. Ltd. and Phillip Securities Pte. Ltd. or such other eligible party as may be designated from time to time. The designated market makers are required to make a market for the Units in the secondary market on the SGX-ST to provide for an adequately liquid market for the Units, by amongst others, quoting bid prices to potential sellers and offer prices to potential buyers on the SGX-ST in accordance with the market making requirements of the SGX-ST.

The designated market maker(s) of the Trust may change from time to time. The latest list of designated market maker(s) of the Trust is available at http://www.sgx.com.

For the avoidance of doubt, neither the Sponsor nor the Trustee shall be liable for anything done or omitted or any loss suffered or incurred whatsoever by any person in the event that the designated market maker is not fulfilling its duties to provide for an adequately liquid market for the Units in accordance with the market making requirements of the SGX-ST.

12. Exercise of Voting Rights on Underlying Securities

The Trustee (rather than the beneficial owners of Units) has the exclusive right to vote all of the voting stocks in the Trust, as Trustee. The Trustee votes the voting stocks of each issuer in the same proportionate relationship that all other shares of each such issuer are voted (known as “mirror voting”) to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters. There are no restrictions on the Trustee’s right to vote securities or Units when such securities or Units are owned by the Trustee in its individual capacity.

13. Adjustments to Securities Held by the Trust

The Trust’s Portfolio Securities are not managed and the Trustee adjusts such securities from time to time to maintain the correspondence between the composition and weightings of the Portfolio Securities and the Index Securities.

14. Use of Financial Derivatives

The Trustee may not use or invest in financial derivatives on behalf of the Trust.

15. Securities Lending and Repurchase Transactions

The Trustee may not engage in any securities lending transactions or repurchase transactions on behalf of the Trust.

16. Distributions to Beneficial Owners

The Trustee receives all dividends and other cash distributed with respect to the underlying securities in the Trust (including monies realized by the Trustee from the sale of securities options, warrants or other similar rights received on such securities), and distributes them (less fees, expenses and any applicable taxes) through DTC and the DTC Participants to the beneficial owners of the Units. A description of the distribution process is contained on pages 10 to 11 and 74 to 76 of the U.S. Prospectus. These distribution arrangements will be the same for holders of Units in Singapore, who will receive their entitlements through CDP, except that, while the record date for holders of Units in Singapore will be the same as the Record Date for the holders of Units in the U.S., the ex-dividend date for holders of Units in Singapore will be one trading day prior to the Record Date. Cash dividends distributed to investors in Singapore will be net of expenses incurred by CDP. Where such expenses equal or exceed the amount of the dividend, investors will not receive any dividend.

17. Consents

PricewaterhouseCoopers LLP, as the auditor of the Trust, has given and has not withdrawn its written consent to the issue of this Prospectus with the inclusion herein of, and reference to, as the case may be, (i) its name and (ii) its report, in the form and context in which it is referred to in this Prospectus. The report referred to in this Prospectus was not prepared by PricewaterhouseCoopers LLP for the purpose of inclusion in this Prospectus.

Davis Polk & Wardwell LLP (as legal advisers to the Sponsor as to U.S. law) has given and has not withdrawn its written consent to the inclusion in this Prospectus or references to its name in the form and context which it appears in this Prospectus.

18. Important Tax Information

A.	CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a description of certain U.S. federal income tax consequences of the beneficial ownership of Units by a person that is, for U.S. federal income tax purposes, a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate (a “Non-U.S. Holder”). The discussion below does not apply to a Non-U.S. Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year. Such Non-U.S. Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The discussion below provides general tax information relating to a Non-U.S. Holder’s investment in Units, but it does not purport to be a comprehensive description of all the U.S. federal income tax considerations that may be relevant to a particular Non-U.S. Holder’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of a Non-U.S. Holder’s particular circumstances or tax consequences applicable to Non-U.S. Holders subject to special rules, such as a nonresident alien individual who is a former citizen or resident of the United States; an expatriated entity; a controlled foreign corporation; a passive foreign investment company; a foreign government for purposes of Section 892 of the Internal Revenue Code of 1986, as amended (the “Code”); or a tax-exempt organization for U.S. federal income tax purposes.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Units, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the Units in light of their specific circumstances.

This discussion is based on the Code, administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the U.S. federal income and estate tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

The U.S. federal income taxation of a Non-U.S. Holder depends on whether the income that the Non-U.S. Holder derives from the Trust is “effectively connected” with a trade or business that the Non-U.S. Holder conducts in the United States (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder). If the income that a Non-U.S. Holder derives from the Trust is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Holder (or, if an applicable tax treaty so provides, the Non-U.S. Holder does not maintain a permanent establishment in the United States), distributions of “investment company taxable income” (as described in the U.S. Prospectus) to such Non-U.S. Holder will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). There is currently no income tax treaty between the U.S. and Singapore. Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Trust to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the Non-U.S. Holder (“interest-related dividends” and “short-term capital gain dividends,” respectively).

A Non-U.S. Holder whose income from the Trust is not “effectively connected” with a U.S. trade or business (or, if an applicable tax treaty so provides, does not maintain a permanent establishment in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains, as described in the U.S. Prospectus. In addition, such a Non-U.S. Holder will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Holder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to holders of Units who are U.S. persons for U.S. federal income tax purposes. In such a case, the Non-U.S. Holder will be exempt from the U.S. federal withholding tax on distributions of “investment company taxable income” discussed above, although the Non-U.S. Holder will need to deliver to the relevant withholding agent a properly executed IRS Form W-8ECI in order to claim an exemption from withholding. For more information, see “Federal Income Taxes—Tax Consequences to U.S. Holders” in the U.S. Prospectus. A Non-U.S. Holder that is a corporation may also be subject to the U.S. branch profits tax.

Information returns will be filed with the U.S. Internal Revenue Service (the “IRS”) in connection with certain payments on the Units and may be filed in connection with payments of the proceeds from a sale or other disposition of Units. A Non-U.S. Holder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of Units if such Non-U.S. Holder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding on interest-related dividends, to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Trust distributions pursuant to an income tax treaty, a Non-U.S. Holder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN or Form W-8BEN-E, as applicable). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gain, any withholding taxes or any backup withholding, a Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Under Sections 1471 through 1474 of the Code (“FATCA”), a withholding tax at the rate of 30% will generally be imposed on payments of dividends on Units to certain foreign entities (including financial intermediaries) unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the foreign entity). Treasury and the IRS have issued proposed regulations that (i) provide that “withholdable payments” will not include gross proceeds from the disposition of property that can produce U.S.-source dividends or interest, as otherwise would have been the case after December 31, 2018 and (ii) state that taxpayers may rely on these provisions of the proposed regulations until final regulations are issued. If FATCA withholding is imposed, a beneficial owner of Units that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on their investment in Units.

B.	CERTAIN SINGAPORE TAX CONSIDERATIONS

The following is a general description of material Singapore income tax, stamp duty and goods and services tax (“GST”) consequences of the ownership and disposal of Units. The summary discussion below is not intended to be, and does not purport to be, a comprehensive or exhaustive analysis of all the Singapore tax consequences relating to ownership and disposal of Units by a person who, for purposes of taxation in Singapore, is regarded as a Singapore resident taxpayer or otherwise. Prospective investors of Units should consult their own tax advisors concerning the tax consequences of their particular situations. This summary, which is not intended to and does not constitute Singapore legal or tax advice, is based on laws, regulations and interpretations now in effect and available as of the date of this Prospectus. The laws, regulations and interpretations, however, may change at any time, and any change could be made on a retroactive basis. These laws and regulations may also be subject to various interpretations and the relevant tax authorities or the courts may not necessarily agree with the explanations or conclusions set out below.

General

Subject to certain exceptions, Singapore tax resident and non-resident companies are subject to Singapore income tax on income accruing in or derived from Singapore and on foreign-sourced income received or deemed to be received in Singapore.

Foreign-sourced income in the form of branch profits, dividends and service income received or deemed to be received in Singapore by a Singapore tax resident corporate taxpayer may be exempt from tax if certain prescribed conditions are met, including the following:

(a)	such income had been subject to tax of a similar character to income tax under the laws of the foreign jurisdiction from which such income was received.;

(b)

at the time the income is received in Singapore, the highest rate of tax of a similar character to income tax (by whatever name called) levied under the laws of the foreign jurisdiction from which the income is received is at least 15% ; and

(c)	the Comptroller of Income Tax is satisfied that the tax exemption would be beneficial to the Singapore tax resident company.

A company is regarded as a tax resident in Singapore if the control and management of its business is exercised in Singapore. The term “control and management” has been interpreted to mean the making of high-level strategic and important policy decisions in relation to the business of the company. Accordingly, the place of incorporation of a company is not necessarily indicative of the tax residency of a company. Generally, if the majority of Board of Directors meetings are held in Singapore to make strategic decisions during a year, the company should be regarded as a tax resident in Singapore for that year. Having said that, holding Board of Directors meetings in Singapore may not ipso facto be sufficient and the Inland Revenue Authority of Singapore (“IRAS”) may, in certain cases, require more facts to be provided.

Singapore tax resident and non-resident individuals are generally taxed on income arising in or derived from Singapore.

All foreign-sourced personal income received or deemed received in Singapore on or after January 1, 2004 by a Singapore tax resident individual (except where such income is received through a partnership in Singapore) is generally exempt from income tax in Singapore if the Comptroller of Income Tax is satisfied that the tax exemption would be beneficial to the individual.

An individual is regarded as a tax resident in Singapore for income tax purposes for a particular year of assessment if, in the year preceding the year of assessment, the individual resides in Singapore except for such temporary absences therefrom as may be reasonable and not inconsistent with a claim by such person to be resident in Singapore. This includes a Singapore citizen or Singapore permanent resident who normally resides in Singapore except for temporary absences, a foreigner who has stayed/worked in Singapore for at least 183 days in the previous calendar year or continuously for three consecutive years, and a foreigner who has worked in Singapore for a continuous period straddling two calendar years and his total period of stay is at least 183 days (other than as a director of a company, public entertainers or professionals).

Tax rates

The corporate tax rate in Singapore is currently 17%. With effect from the Year of Assessment 2020, the first SGD10,000 of a company’s (whether tax resident in Singapore or not) normal chargeable income will be eligible for a 75% tax exemption, with a further 50% tax exemption given on the next SGD190,000 of the company’s normal chargeable income. The remaining chargeable income (after the partial tax exemption) will be fully taxable at the prevailing corporate tax rate or applicable concessionary corporate tax rate.

In respect of new start-up companies which are tax resident in Singapore (where any of the first three Years of Assessment falls in or after the Year of Assessment 2020), the first SGD100,000 of normal chargeable income will be eligible for a 75% tax exemption, with a further 50% tax exemption given on the next SGD100,000 of normal chargeable income. The remaining chargeable income (after the start-up tax exemption) will be taxed at the prevailing corporate tax rate or applicable concessionary corporate tax rate.

Singapore tax resident individuals are subject to tax based on a progressive scale. With effect from the Year of Assessment 2024 (i.e., calendar year ended in 2023), the top marginal rate is 24% where the individual’s annual chargeable income is in excess of SGD1,000,000.

The employment income of non-resident individuals is taxed at the flat rate of 15% or the progressive resident tax rates, whichever is the higher tax amount. With effect from the Year of Assessment 2024, the tax rates for non-resident individuals (except on employment income and certain income taxable at reduced withholding rates) is 24%. This is to maintain parity between the tax rates of non-resident individuals and the top marginal tax rate of resident individuals.

Dividends Tax and Distributions in respect of the Units

Dividends would generally refer to an investor’s share of profits received from his or her ownership in a company. For Singapore tax purposes, in respect of a company that is not tax resident in Singapore, dividends paid by the company should generally be considered as foreign sourced income. In respect of a company that is tax resident in Singapore, under the one-tier corporate tax system, tax on corporate profits is final and dividends paid by a Singapore resident company are tax exempt in the hands of a shareholder, regardless of whether the shareholder is a company or an individual and whether or not the shareholder is a Singapore tax resident.

For the purposes of the Prospectus however, investors will be holding Units instead of shares, and such Units represents an undivided ownership interest in the common stocks that are held by the Trust. Whether distributions received from the investor’s Units held are subject to Singapore income tax will depend on factors such as whether the distributions constitute income accruing in or derived from Singapore or foreign-sourced income received or deemed to be received in Singapore. For more information, see “General” and “Capital Gains Tax”. Accordingly, the precise status of each investor will vary, and each investor should consult an independent tax advisor on the relevant Singapore income tax consequences which may be applicable to their individual circumstances.

Capital Gains Tax

Singapore generally does not impose tax on capital gains (i.e. gains which are considered to be capital in nature) but imposes tax on income. While there are no specific Singapore tax laws or regulations which prescribes the characterization of whether a gain is income or capital in nature, gains arising from the disposal of the Units may be subject to Singapore income tax if the gains arose from activities which the IRAS regard as the carrying on of a trade or business in Singapore or construed to be of an income nature.

However, it should be noted that with effect from January 1, 2024, Section 10L of the Income Tax Act 1947 of Singapore provides that gains from the sale or disposal of foreign assets on or after January 1, 2024 by a relevant entity are chargeable to tax when such gains are received or deemed to be received in Singapore from outside Singapore. A foreign asset generally refers to any movable or immovable property situated outside Singapore at the time of such sale or disposal or any rights or interest thereof, and with regard to any equity interests in any entity (including a trust) which is not a company, or any right or interest in such equity interests, such interests are generally situated where the operations of the entity are principally carried out. However, notwithstanding the above, any registered shares, equity interests or securities, or any right or interest in any registered shares, equity interests or securities, are situated where the shares, equity interests or securities are registered or, if registered in more than one register, where the principal register is situated. Accordingly, the precise status of each prospective investor will vary from one another and each investor should consult an independent tax advisor on the Singapore income tax which may be applicable to their individual circumstances.

Adoption of FRS 109 treatment for Singapore income tax purposes

For financial years beginning on or after 1 January 2018, the Financial Reporting Standards 109 (“FRS 109”) has replaced the previous Financial Reporting Standards 39 (“FRS 39”). For holders of the Units who may be required to apply the FRS 109, such holders may be required, for Singapore income tax purposes, to recognise gains or losses (not being gains or losses in the nature of capital), even though no sale or disposal of the Units was made, in accordance with FRS 109.

Holders of the Units who may be subject to the tax treatment under the FRS 109 should consult their own accounting and tax advisors regarding the relevant Singapore income tax consequences.

Stamp Duty

Stamp duty in Singapore is generally payable only on instruments relating to the transfer of immovable property located in Singapore or shares of companies incorporated in Singapore or shares which are maintained in any share register in Singapore. With regard to the transfer of shares, stamp duty is generally payable at the rate of 0.2% of the consideration for or the net asset value of the shares, whichever that is higher. On the basis that the Units held by the investors represents an undivided ownership interest in the common stocks that are held by the Trust and such common stocks do not constitute shares of companies incorporated in Singapore or shares that are maintain in any share register in Singapore, there should be no stamp duty imposed on instruments of transfers (if any) relating to the Units. Similarly, in the event of a change of trustee for the Trust, there should also be no stamp duty imposed on any document effecting the appointment of a new trustee and the transfer of trust assets from the incumbent trustee to the new trustee.

GST

The sale of the Units by a GST-registered investor belonging in Singapore for GST purposes to another person belonging in Singapore is an exempt supply and no output GST is chargeable. As such, any input GST incurred by the GST-registered investor in making the exempt supply is therefore generally not recoverable from the Singapore Comptroller of GST.

Where the Units are sold by a GST-registered investor in the course of or furtherance of a business carried on by such investor contractually to a person who belongs outside Singapore and for the direct benefit of a person belonging outside Singapore or a GST-registered person who belongs in Singapore, the sale should generally, subject to satisfaction of certain conditions, be considered a taxable supply subject to GST at 0%. Subject to the normal rules for input tax claims, any input GST incurred by the GST-registered investor in making such a supply in the course of or furtherance of a business carried out by such investor may be fully recoverable from the Singapore Comptroller of GST.

Each prospective investor should consult an independent tax advisor on the recoverability of input GST incurred on expenses in connection with the purchase and sale of the Units.

Services consisting of arranging, brokering, underwriting or advising on the issue, allotment or transfer of ownership of the Units rendered by a GST-registered person to an investor belonging in Singapore for GST purposes in connection with the investor’s purchase, sale or holding of the Units should be subject to GST at the standard rate of 9%. Similar services rendered by a GST-registered person contractually to a person who belongs outside Singapore and for the direct benefit of a person belonging outside Singapore or a GST-registered person who belongs in Singapore should generally, subject to the satisfaction of certain conditions, be subject to GST at 0%.

19. Queries and Complaints

Investors may contact ALPS at the following toll free number to seek any clarification regarding the Trust: +1-866-732-8673.

20. Additional Information on the Index

The index provider is S&P Dow Jones Indices LLC (“S&P”), who is independent from the Trustee. The computation of the Index may be inaccurate or incomplete if, amongst other factors, the information received by S&P is inaccurate or incomplete. No warranty, representation or guarantee is given as to the accuracy or completeness of the Index and its computation or any information related thereto. The process and the basis of computing and compiling the Index and any of its related formulae, constituent companies and factors may at any time be changed or altered by S&P without notice.

The Index Securities which comprise the Index are changed by S&P from time to time. The price of Units may rise or fall as a result of such changes. The composition of the Index may also change if one of the constituent companies were to delist its securities or if a new eligible company were to list its securities and be added to the Index. If this happens, the weighting or composition of the Index Securities invested by the Trust would be changed as considered appropriate by the Trustee in order to achieve the investment objective. Thus, an investment in Units will generally reflect the Index as its constituents change from time to time, and not necessarily the way it is comprised at the time of an investment in Units.

The Index Securities held by the Trust will passively reflect the distribution of companies whose securities are included in the Index. Therefore, adverse changes in the financial condition or share performance of any company included in the Index will not result in the sale of the shares of such company by the Trust, and will be likely to adversely affect the Trust’s net asset value and the trading price of Units. The Trustee will have limited discretion to remove the securities of such company from the Fund.

A license agreement (the “License Agreement”) between SSGA FD, an affiliate of the Trustee, and S&P grants a license to SSGA FD to use the Index and to use certain trade names and trademarks of S&P in connection with the Trust. The Index also serves as a basis for determining the composition of the Portfolio. Currently, the License Agreement is scheduled to terminate on November 29, 2031, but its term may be extended without the consent of any of the beneficial owners of Units. In the event that the Index is no longer available for use by the Fund, the Trustee will source for a suitable replacement index that gives, in the opinion of the Trustee, the same or substantially similar equity exposure as the Index. There are no material conditions in the License Agreement in relation to the use of the Index which may prevent the Fund from achieving its investment objective.

Further information on the Index is available online at https://www.spglobal.com/spdji/en/indices/equity/sp-500/#overview.

21. Tracking Error Risk

Factors such as the fees and expenses of the Trust, imperfect correlation between the Portfolio Securities and the Index Securities constituting the Index, rounding of share prices, changes to the Index and regulatory policies may affect the Trustee’s ability to achieve close correlation with the performance of the Index. The Trust’s returns may therefore deviate from the Index and there is no assurance that the Trust will be able to fully track the performance of the Index. The Portfolio Securities may be adjusted from time to time to reflect any changes to the composition of, or the weighting of securities in, the Index, with a view towards minimizing tracking error of the Trust’s overall returns relative to the performance of the Index.

22. Concentration

If the Index comprises Index Securities that are concentrated in a particular group of stocks, industry or group of industries, the Trust may be adversely affected by the performance of those stocks and be subject to price volatility. In addition, if the Trust is concentrated in a single stock, group of stocks, industry or group of industries, it may be more susceptible to any single economic, market, political or regulatory occurrence.

23. Notification

The Units of the Trust are Specified Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products) and capital markets products other than prescribed capital markets products (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018).

State Street® SPDR® S&P 500® ETF Trust

(“SPY” or the “Trust”)

(formerly, “SPDR® S&P 500® ETF Trust”)

(A Unit Investment Trust)

Principal U.S. Listing Exchange for State Street® SPDR® S&P 500® ETF Trust:

NYSE Arca, Inc. under the symbol “SPY”

Prospectus Dated January 26, 2026

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Securities of the Trust (“Units”) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are such Units deposits or obligations of any bank. Such Units of the Trust involve investment risks, including the loss of principal.

COPYRIGHT 2026 PDR Services LLC

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “Standard & Poor’s Depositary Receipts®,” “SPDR®” and “SPDRs®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”), and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. The Trust is permitted to use these trademarks pursuant to a sublicense from State Street Global Advisors Funds Distributors, LLC. The Trust is not sponsored, endorsed, sold or marketed by S&P, its affiliates or its third-party licensors.

i

SUMMARY

Investment Objective

The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Index”).

Fees and Expenses of the Trust

This table estimates the fees and expenses that the Trust pays on an annual basis, which you therefore pay indirectly when you buy and hold Units. It does not reflect brokerage commissions and other fees to financial intermediaries that you may pay for purchases and sales of Units on the secondary markets.

Unitholder Fees:	None
(fees paid directly from your investment)

Estimated Annual Trust Ordinary Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)

Current Estimated Annual Trust Ordinary Operating Expenses	As a % of Trust Average Net Assets
Trustee’s Fee	0.0492%
S&P License Fee	0.0301%
Marketing	0.0132%
Other Operating Expenses	0.0020%

Total	0.0945%

Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of expenses.

Growth of $10,000 Investment Since Inception(1)(2)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

(2)	Effective as of September 30, 1997, the Trust’s fiscal year end changed from December 31 to September 30.

The Trust’s Investments and Portfolio Turnover

The Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the Index.

In this prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by the Trust and make up the Trust’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”). At any time, the Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, State Street Global Advisors Trust Company (the “Trustee”), or its parent company, State Street Bank and Trust Company (“SSBT”), adjusts the Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. The Trustee or SSBT aggregates certain of these adjustments and makes changes to the Portfolio at least monthly, or more frequently in the case of significant changes to the Index.

The Trust may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when Units are held in a taxable account. These costs, which are not reflected in estimated annual Trust ordinary operating expenses, affect the Trust’s performance. During the most recent fiscal year, the Trust’s portfolio turnover rate was 3% of the average value of its portfolio. The Trust’s portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units. Portfolio turnover will be a function of changes to the Index as well as requirements of the Trust Agreement (as defined below in “Organization of the Trust”).

Although the Trust may fail to own certain Index Securities at any particular time, the Trust generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of the Trust. See “The S&P 500 Index” below for more information regarding the Index. The Trust does not hold or trade futures or swaps and is not a commodity pool.

Dividends

Payments of dividends are made quarterly, on the last Business Day (as defined in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) of April, July, October and January. See “Dividends and Distributions” and “Additional Information Regarding Dividends and Distributions.”

Redemption of Units

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 50,000 Units known as “Creation Units.” See “Purchases and Redemptions of Creation Units — Redemption” and “Trust Agreement” for more information regarding the rights of Beneficial Owners (as defined in “Book-Entry-Only System”).

Voting Rights; Book-Entry-Only System

Beneficial Owners shall not have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement. See “Trust Agreement.” Units are represented by one or more global securities registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”), and deposited with, or on behalf of, DTC. See “Book-Entry-Only System.”

Amendments to the Trust Agreement

The Trust Agreement (as defined below in “Organization of the Trust”) may be amended from time to time by the Trustee and PDR Services, LLC (the “Sponsor”) without the consent of any Beneficial Owners under certain circumstances described herein. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners to modify the rights of Beneficial Owners under certain circumstances. Promptly after the execution of an amendment to the Trust Agreement, the Trustee arranges for written notice to be provided to Beneficial Owners. See “Trust Agreement — Amendments to the Trust Agreement.”

Principal Risks of Investing in the Trust

As with all investments, there are certain risks of investing in the Trust, and you could lose money on an investment in the Trust. Prospective investors should carefully consider the risk factors described below, as well as the additional risk factors under “Additional Risk Information” and the other information included in this prospectus, before deciding to invest in Units.

Passive Strategy/Index Risk. The Trust is not actively managed. Rather, the Trust attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Trust will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Trust’s return to be lower than if the Trust employed an active strategy.

Index Tracking Risk. While the Trust is intended to track the performance of the Index as closely as possible (i.e., to achieve a high degree of correlation with the Index), the Trust’s return may not match or achieve a high degree of correlation with the return of the Index due to expenses and transaction costs incurred in adjusting the Portfolio. In addition, it is possible that the Trust may not always fully replicate the performance of the Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted).

Equity Investing and Market Risk. An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates, perceived trends in securities prices, war, acts of terrorism, the spread of infectious disease or other public health issues. Local, regional or global events such as war, acts of terrorism, the spread of infectious disease or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments and could result in increased premiums or discounts to the Trust’s net asset value. For example, conflict, loss of life and disaster connected to ongoing armed conflicts between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on their respective regions, including significant adverse effects on the regional or global economies and the markets for certain securities. Russia’s invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; and a decline in the value and liquidity of Russian securities, properties, or interests. These Russian-related sanctions as well as the potential for military escalation and other corresponding events in Europe and the Middle East, and the resulting disruption of the Russian and Israeli economies, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Trust, even if the Trust does not have direct exposure to securities of Russian or Israeli issuers.

An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of equity securities, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of equity securities generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the Portfolio unless such issuer is removed from the Index. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises, as well as war, acts of terrorism and the spread of infectious disease or other public health issues.

The impact of infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis could have a material and adverse effect on the Trust’s investments.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Equity securities values are subject to market fluctuations as long as the equity securities remain outstanding. The value of the Portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities, and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Concentration Risk. The Trust’s investments may be concentrated in an industry or group of industries, but only to the extent that the Trust’s underlying Index concentrates in a particular industry or group of industries. When the Trust’s investments are concentrated in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry or sector will have a greater effect on the Trust than if its investments were not concentrated in that industry or sector, which may increase the volatility of the Trust.

Information Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Because a significant portion of the Trust’s assets are currently invested in the information technology sector, the Trust’s performance is impacted by the general condition of that sector.

Trust Performance

The following bar chart and table provide an indication of the risks of investing in the Trust by showing changes in the Trust’s performance based on net assets from year to year and by showing how the Trust’s average annual return for certain time periods compares with the average annual return of the Index. The Trust’s past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available online at https://www.statestreet.com/im/us/en/intermediary/etfs/spdr-sp-500-etf-trust-spy.

The total returns in the bar chart, as well as the total and after-tax returns presented in the table, have been calculated assuming that the reinvested price for the last income distribution made in the last calendar year shown below (i.e., 12/19/25) was the net asset value per Unit (“NAV”) on the last Business Day of such year (i.e., 12/31/25), rather than the actual reinvestment price for such distribution which was the NAV on the last Business Day of January of the following calendar year (e.g., 1/30/26). Therefore, the actual performance calculation for the last calendar year may be different from that shown below in the bar chart and table. No dividend reinvestment services are provided by the Trust (see “Dividends and Distributions”), so investors’ performance may be different from that shown below in the bar chart and table.

Annual Total Return (years ended 12/31)

Highest Quarterly Return: 20.44% for the quarter ended June 30, 2020.

Lowest Quarterly Return: –19.60% for the quarter ended March 31, 2020.

Average Annual Total Returns (for periods ending December 31, 2025)

The after-tax returns presented in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a holder of Units from realizing a capital loss on a sale of the Units.

	Past One Year	Past Five Years	Past Ten Years
Trust
Return Before Taxes	17.73%	14.28%	14.66%
Return After Taxes on Distributions	17.41%	13.91%	14.21%
Return After Taxes on Distributions and Sale or Redemption of Creation Units	10.70%	11.40%	12.24%
Index (assumes reinvestment of dividends; reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

PURCHASE AND SALE INFORMATION

Individual Units of the Trust may be purchased and sold on NYSE Arca, Inc. (the “Exchange”), under the market symbol “SPY,” through your broker-dealer at market prices. Units trade at market prices that may be greater than NAV (premium) or less than NAV (discount). Units are also listed and traded on the Singapore Exchange Securities Trading Limited (stock code S27), the Tokyo Stock Exchange (code 1557) and the Australian Securities Exchange. In the future, Units may be listed and traded on other non-U.S. exchanges. Units may be purchased on other trading markets or venues in addition to the Exchange, the Singapore Exchange Securities Trading Limited, the Tokyo Stock Exchange and the Australian Securities Exchange.

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 50,000 Units known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication of the securities included in the Index.

TAX INFORMATION

The Trust will make distributions that are expected to be taxable currently to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. See “Federal Income Taxes,” below, for more information.

THE S&P 500 INDEX

The Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans a broad range of major industries. As of December 31, 2025, the five largest industry groups represented in the Index were: Semiconductors & Semiconductor Equipment 14.19%; Software & Services 11.29%; Media & Entertainment 9.82%; Technology Hardware & Equipment 8.94%; and Financial Services 7.98%. Since 1968, the Index has been a component of the U.S. Commerce Department’s list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to the Trust.

S&P is not responsible for and does not participate in the creation or sale of Units or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities by the Trust. The information in this prospectus concerning S&P and the Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the Index for the years 1960 through 2025. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the Index in the future.

THE RESULTS SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE TRUST.

Year	Calendar Year-End Index Value*	Calendar Year-End Index Value 1960=100	Change In Index for Calendar Year	Calendar Year-End Yield**
1960	58.11	100.00	—%	3.47%
1961	71.55	123.13	23.13	2.98
1962	63.10	108.59	–11.81	3.37
1963	75.02	129.10	18.89	3.17
1964	84.75	145.84	12.97	3.01
1965	92.43	159.06	9.06	3.00
1966	80.33	138.24	–13.09	3.40
1967	96.47	166.01	20.09	3.20
1968	103.86	178.73	7.66	3.07
1969	92.06	158.42	–11.36	3.24
1970	92.15	158.58	0.10	3.83
1971	102.09	175.68	10.79	3.14
1972	118.05	203.15	15.63	2.84
1973	97.55	167.87	–17.37	3.06
1974	68.56	117.98	–29.72	4.47
1975	90.19	155.21	31.55	4.31
1976	107.46	184.93	19.15	3.77
1977	95.10	163.66	–11.50	4.62
1978	96.11	165.39	1.06	5.28
1979	107.94	185.75	12.31	5.47
1980	135.76	233.63	25.77	5.26
1981	122.55	210.89	–9.73	5.20
1982	140.64	242.02	14.76	5.81
1983	164.93	283.82	17.27	4.40
1984	167.24	287.80	1.40	4.64
1985	211.28	363.59	26.33	4.25
1986	242.17	416.75	14.62	3.49
1987	247.08	425.19	2.03	3.08
1988	277.72	477.92	12.40	3.64
1989	353.40	608.15	27.25	3.45
1990	330.22	568.26	–6.56	3.61
1991	417.09	717.76	26.31	3.24
1992	435.71	749.80	4.46	2.99
1993	464.45	802.70	7.06	2.78
1994	459.27	790.34	–1.54	2.82
1995	615.93	1,059.92	34.11	2.56

Year	Calendar Year-End Index Value*	Calendar Year-End Index Value 1960=100	Change In Index for Calendar Year	Calendar Year-End Yield**
1996	740.74	1,274.70	20.26	2.19
1997	970.43	1,669.99	31.01	1.77
1998	1,229.23	2,115.35	26.67	1.49
1999	1,469.25	2,528.39	19.53	1.14
2000	1,320.28	2,272.04	–10.14	1.19
2001	1,148.08	1,975.70	–13.04	1.36
2002	879.82	1,514.06	–23.37	1.81
2003	1,111.92	1,913.47	26.38	1.63
2004	1,211.92	2,085.56	8.99	1.72
2005	1,248.29	2,148.15	3.00	1.86
2006	1,418.30	2,440.72	13.62	1.81
2007	1,468.36	2,526.86	3.53	1.89
2008	903.25	1,554.38	–38.49	3.14
2009	1,115.10	1,918.95	23.45	1.95
2010	1,257.64	2,164.24	12.78	1.87
2011	1,257.60	2,164.17	–0.003	2.23
2012	1,426.19	2,454.29	13.41	2.19
2013	1,848.36	3,180.79	29.60	1.89
2014	2,058.90	3,543.10	11.39	2.01
2015	2,043.94	3,517.36	–0.73	2.20
2016	2,238.83	3,852.74	9.53	2.10
2017	2,673.61	4,600.95	19.42	1.83
2018	2,506.85	4,313.97	–6.24	2.14
2019	3,230.78	5,559.77	28.88	1.80
2020	3,756.07	6,463.73	16.26	1.48
2021	4,766.18	8,202.00	26.89	1.27
2022	3,839.50	6,607.30	–19.44	1.75
2023	4,769.83	8,208.28	24.23	1.47
2024	5,881.63	10,121.55	23.31	1.27
2025	6,845.50	11,780.25	16.39	1.15

*	Source: S&P. Reflects no deduction for fees, expenses or taxes.

**	Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the Index.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Capital Gains

Holders of Units receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for Units is ordinarily less than that of the Index. Although all such distributions are currently made quarterly, under certain limited circumstances the Trustee may vary the times at which such distributions are made.

Any capital gain income recognized by the Trust in any taxable year that is not distributed during the year ordinarily is distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

The amount of distributions may vary significantly from period to period. Under certain limited circumstances, special dividend payments also may be made to holders of Units. See “Additional Information Regarding Dividends and Distributions.” Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with Unit sales or redemptions.

No Dividend Reinvestment Service

No dividend reinvestment service is provided by the Trust. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units are purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment program offered by such broker-dealer.

Distributions in cash that are reinvested in additional Units through a dividend reinvestment service, if offered by an investor’s broker-dealer, will be taxable dividends to the same extent as if such dividends had been received in cash.

FEDERAL INCOME TAXES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Units. The discussion below provides general tax information relating to an investment in Units, but it does not purport to be a comprehensive description of all the U.S. federal income tax considerations that may be relevant to a particular person’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of the particular circumstances of a beneficial owner of Units, including any minimum tax consequences, Medicare contribution tax consequences and tax consequences applicable to beneficial owners subject to special rules, such as:

•	certain financial institutions;

•	regulated investment companies;

•	real estate investment trusts;

•	dealers or traders in securities that use a mark-to-market method of tax accounting;

•	persons subject to special accounting rules under Section 451(b) of the Code;

•	persons holding Units as part of a hedging transaction, straddle, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Units;

•	U.S. Holders (as defined below) whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	entities classified as partnerships or otherwise treated as pass-through entities for U.S. federal income tax purposes;

•	certain former U.S. citizens and residents and expatriated entities;

•	tax-exempt entities, including an “individual retirement account” or “Roth IRA”; or

•	insurance companies.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Units, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the Units in light of their specific circumstances.

The following discussion applies only to an owner of Units that (i) is treated as the beneficial owner of such Units for U.S. federal income tax purposes and (ii) holds such Units as capital assets.

This discussion is based on the Code, administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the U.S. federal income and estate tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

Taxation of the Trust

The Trust believes that it qualified as a regulated investment company under Subchapter M of the Code (a “RIC”) for its taxable year ended September 30, 2025 and intends to qualify as a RIC in the current and future taxable years. Assuming that the Trust so qualifies and that it satisfies the distribution requirements described below, the Trust generally will not be subject to U.S. federal income tax on income distributed in a timely manner to the holders of its Units (“Unitholders”).

To qualify as a RIC for any taxable year, the Trust must, among other things, satisfy both an income test and an asset diversification test for such taxable year. Specifically, (i) at least 90% of the Trust’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Trust’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested (x) in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Trust controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of such entity’s gross income for the relevant taxable year consists of Qualifying RIC Income. The Trust’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Trust.

In order to be exempt from U.S. federal income tax on its distributed income, the Trust must distribute to its Unitholders on a timely basis at least 90% of the sum of (i) its “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and (ii) its net tax-exempt interest income for each taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and with certain other adjustments. Any taxable income, including any net capital gain, that the Trust does not distribute to its Unitholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Trust has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Trust will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax.

If the Trust failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Unitholders, and all distributions out of earnings and profits would be taxable as dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate U.S. Holders (defined below) and would constitute “qualified dividend income” for individual U.S. Holders. See “Federal Income Taxes — Tax Consequences to U.S. Holders — Distributions.” In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Trust fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

In order to meet the distribution requirements necessary to be exempt from U.S. federal income and excise tax, the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities and may be required to sell securities.

Unless stated otherwise, the remaining discussion assumes that the Trust is treated as a RIC.

Tax Consequences to U.S. Holders

The discussion in this section applies only to U.S. Holders. A “U.S. Holder” is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions. Distributions of the Trust’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to U.S. Holders as ordinary income to the extent such distributions are paid out of the Trust’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described below), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the U.S. Holder has owned Units and such distributions generally will not be considered dividends for purposes of the U.S. Holder’s tax treatment. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital that will be applied against and reduce the U.S. Holder’s basis in its Units. If the amount of any such distribution exceeds the U.S. Holder’s basis in its Units, the excess will be treated as gain from a sale or exchange of the Units.

The ultimate tax characterization of the distributions that the Trust makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that the Trust will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. Return-of-capital distributions may result, for example, if the Trust makes distributions of cash amounts deposited in connection with Portfolio Deposits (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”). Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding Units fluctuates significantly.

Distributions of the Trust’s “qualified dividend income” to an individual or other non-corporate U.S. Holder will be treated as “qualified dividend income” and will therefore be taxed at rates applicable to long-term capital gains, provided that the U.S. Holder meets certain holding period and other requirements with respect to its Units and that the Trust meets certain holding period and other requirements with respect to the underlying shares of stock. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Dividends distributed by the Trust to a corporate U.S. Holder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of dividends eligible for the dividends-received deduction received by the Trust, the Trust meets certain holding period requirements with respect to the underlying shares of stock and the U.S. Holder meets certain holding period and other requirements with respect to the underlying shares of stock. Dividends eligible for the dividends-received deduction generally are dividends from domestic corporations. Distributions of net capital gains by the Trust to a corporate U.S. Holder will not qualify for the dividends-received deduction.

The Trust intends to distribute its net capital gains at least annually. If, however, the Trust retains any net capital gains for reinvestment, it may elect to treat such net capital gains as having been distributed to the Unitholders. If the Trust makes such an election, each U.S. Holder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Trust on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such tax liability. In addition, each U.S. Holder will be entitled to increase the adjusted tax basis of its Units by the difference between its share of such undistributed net capital gain and the related credit and/or refund. There can be no assurance that the Trust will make this election if it retains all or a portion of its net capital gain for a taxable year.

Because the tax treatment of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of Units may be taxable, even though, as an economic matter, the distribution represents a return of the U.S. Holder’s initial investment. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Unitholders of record on a specified date in one of those months, and paid during the following January, will be treated for U.S. federal income tax purposes as having been distributed by the Trust and received by the Unitholders on December 31 of the year in which declared. Unitholders will be notified annually as to the U.S. federal tax status of distributions.

Sales and Redemptions of Units. In general, upon the sale or other disposition of Units, a U.S. Holder will recognize capital gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or other disposition and the U.S. Holder’s adjusted tax basis in the relevant Units. Such gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the relevant Units was more than one year on the date of the sale or other disposition. Under current law, net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) recognized by non-corporate U.S. Holders is generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Losses recognized by a U.S. Holder on the sale or other disposition of Units held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Units. In addition, no loss will be allowed on a sale or other disposition of Units if the U.S. Holder acquires Units, or enters into a contract or option to acquire Units, within 30 days before or after such sale or other disposition. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

If a U.S. Holder receives an in-kind distribution in redemption of Units (which must constitute a Creation Unit, as discussed in “Purchases and Redemptions of Creation Units — Redemption”), the U.S. Holder will realize gain or loss in an amount equal to the difference between the aggregate fair market value as of the redemption date of the stocks and cash received in the redemption and the U.S. Holder’s adjusted tax basis in the relevant Units. The U.S. Holder will generally have an initial tax basis in the distributed stocks equal to their respective fair market values on the redemption date. The IRS may assert that any resulting loss may not be recognized on the ground that there has been no material change in the U.S. Holder’s economic position. The Trust will not recognize gain or loss for U.S. federal income tax purposes on an in-kind distribution in redemption of Creation Units.

Under U.S. Treasury regulations, if a U.S. Holder recognizes losses with respect to Units of $2 million or more for an individual U.S. Holder or $10 million or more for a corporate U.S. Holder, the U.S. Holder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the U.S. Holder’s treatment of the loss is proper. Certain states may have similar disclosure requirements.

Portfolio Deposits. Upon the transfer of a Portfolio Deposit (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) to the Trust, a U.S. Holder will generally realize gain or loss with respect to each stock included in the Portfolio Deposit in an amount equal to the difference, if any, between the amount received with respect to such stock and the U.S. Holder’s basis in the stock. The amount received with respect to each stock included in a Portfolio Deposit is determined by allocating among all of the stocks included in the Portfolio Deposit an amount equal to the fair market value of the Creation Units received (determined as of the date of transfer of the Portfolio Deposit) plus the amount of any cash received from the Trust, reduced by the amount of any cash that the U.S. Holder pays to the Trust. This allocation is made among such stocks in accordance with their relative fair market values as of the date of transfer of the Portfolio Deposit. The IRS may assert that any loss resulting from the transfer of a Portfolio Deposit to the Trust may not be recognized on the ground that there has been no material change in the economic position of the U.S. Holder. The Trust will not recognize gain or loss for U.S. federal income tax purposes on the issuance of Creation Units in exchange for Portfolio Deposits.

Backup Withholding and Information Reporting. Payments on the Units and proceeds from a sale or other disposition of Units will be subject to information reporting unless the U.S. Holder is an exempt recipient. A U.S. Holder will be subject to backup withholding on all such amounts unless (i) the U.S. Holder is an exempt recipient or (ii) the U.S. Holder provides its correct taxpayer identification number (generally, on IRS Form W-9) and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle the U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Tax Consequences to Non-U.S. Holders

The discussion in this section applies only to Non-U.S. Holders. A “Non-U.S. Holder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of Units and is a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate. The discussion below does not apply to a Non-U.S. Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year; a nonresident alien individual who is a former citizen or resident of the United States; an expatriated entity; a controlled foreign corporation; a passive foreign investment company; a foreign government for purposes of Section 892 of the Code; or a tax-exempt organization for U.S. federal income tax purposes. Such Non-U.S. Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The U.S. federal income taxation of a Non-U.S. Holder depends on whether the income that the Non-U.S. Holder derives from the Trust is “effectively connected” with a trade or business that the Non-U.S. Holder conducts in the United States (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder).

If the income that a Non-U.S. Holder derives from the Trust is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Holder (or, if an applicable tax treaty so provides, the Non-U.S. Holder does not maintain a permanent establishment in the United States), distributions of “investment company taxable income” to such Non-U.S. Holder will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Trust to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the Non-U.S. Holder (“interest-related dividends” and “short-term capital gain dividends,” respectively).

A Non-U.S. Holder whose income from the Trust is not “effectively connected” with a U.S. trade or business (or, if an applicable tax treaty so provides, does not maintain a permanent establishment in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains. In addition, such a Non-U.S. Holder will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Holder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. Holders. In such a case, the Non-U.S. Holder will be exempt from the U.S. federal withholding tax on distributions of “investment company taxable income” discussed above, although the Non-U.S. Holder will need to deliver to the relevant withholding agent a properly executed IRS Form W-8ECI in order to claim an exemption from withholding. A Non-U.S. Holder that is a corporation may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the Units and may be filed in connection with payments of the proceeds from a sale or other disposition of Units. A Non-U.S. Holder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of Units if such Non-U.S. Holder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding on interest-related dividends, to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Trust distributions pursuant to an income tax treaty, a Non-U.S. Holder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN or Form W-8BEN-E, as applicable). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gain, any withholding taxes or any backup withholding, a Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Under Sections 1471 through 1474 of the Code (“FATCA”), a withholding tax at the rate of 30% will generally be imposed on payments of dividends on Units to certain foreign entities (including financial intermediaries) unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the foreign entity). Treasury and the IRS have issued proposed regulations that (i) provide that “withholdable payments” will not include gross proceeds from the disposition of property that can produce U.S.-source dividends or interest, as otherwise would have been the case after December 31, 2018 and (ii) state that taxpayers may rely on these provisions of the proposed regulations until final regulations are issued. If FATCA withholding is imposed, a beneficial owner of Units that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on their investment in Units.

SPDR S&P 500® ETF Trust

Report of Independent Registered Public Accounting Firm

To the Trustee and Unitholders of SPDR S&P 500® ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SPDR S&P 500® ETF Trust (the “Trust”) as of September 30, 2025, the related statements of operations and of changes in net assets for each of the three years in the period ended September 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of September 30, 2025, the results of its operations and the changes in its net assets for each of the three years in the period ended September 30, 2025 and the financial highlights for each of the five years in the period ended September 30, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2025

We have served as the auditor of one or more investment companies in the SPDR Trusts since 1993.

SPDR S&P 500® ETF Trust

Statement of Assets and Liabilities

September 30, 2025

ASSETS
Investments in unaffiliated issuers, at value (Note 3)	$678,678,770,753
Investments in affiliates of the Trustee and the Sponsor, at value	1,541,076,247

Total Investments	680,219,847,000
Cash	1,762,619,902
Receivable for units of fractional undivided interest (“Units”) issued in-kind	819,216
Dividends receivable — unaffiliated issuers (Note 3)	279,819,458
Receivable for foreign taxes recoverable	274,220

Total Assets	682,263,379,796

LIABILITIES
Accrued Trustee expense (Note 4)	27,331,554
Accrued marketing expense (Note 4)	47,673,599
Distribution payable	1,818,263,454
Accrued expenses and other liabilities	80,833,968

Total Liabilities	1,974,102,575

NET ASSETS	$680,289,277,221

NET ASSETS CONSIST OF:
Paid-in Capital (Note 5)	$700,366,891,986
Total distributable earnings (loss)	(20,077,614,765)

NET ASSETS	$680,289,277,221

NET ASSET VALUE PER UNIT	$666.31

UNITS OUTSTANDING (UNLIMITED UNITS AUTHORIZED)	1,020,982,116

COST OF INVESTMENTS:
Unaffiliated issuers	$669,955,901,407
Affiliates of the Trustee and the Sponsor (Note 4)	1,507,976,223

Total Cost of Investments	$671,463,877,630

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Statements of Operations

	Year Ended 9/30/25	Year Ended 9/30/24	Year Ended 9/30/23
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 3)	$7,974,543,416	$7,220,023,318	$6,311,737,018
Dividend income — affiliates of the Trustee and the Sponsor	24,158,005	19,479,204	19,996,068
Foreign taxes withheld	(1,876,238)	(1,851,725)	(1,679,078)

Total Investment Income	7,996,825,183	7,237,650,797	6,330,054,008

EXPENSES
Trustee expense (Note 4)	304,426,733	231,636,853	175,093,321
S&P license fee (Note 4)	186,125,603	150,726,719	115,509,122
Marketing expense (Note 4)	81,841,111	80,946,186	65,729,666
Registration and filing fees	4,587,329	3,546,000	—
Legal and audit fees	289,977	330,925	588,706
Other expenses	7,134,903	5,707,312	5,042,924

Total Expenses	584,405,656	472,893,995	361,963,739

NET INVESTMENT INCOME (LOSS)	7,412,419,527	6,764,756,802	5,968,090,269

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,760,404,358)	(3,951,898,541)	(3,915,717,181)
Investments — affiliates of the Trustee and the Sponsor	(2,144,009)	(6,161,327)	(17,957,675)
In-kind redemptions — unaffiliated issuers	100,250,507,936	74,790,852,885	24,760,750,943
In-kind redemptions — affiliated issuers	239,162,961	97,883,398	15,556,396

Net realized gain (loss)	95,727,122,530	70,930,676,415	20,842,632,483

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(1,239,484,846)	73,445,093,833	44,789,048,168
Investments — affiliates of the Trustee and the Sponsor	(81,967,138)	326,127,232	154,584,224

Net change in unrealized appreciation/depreciation	(1,321,451,984)	73,771,221,065	44,943,632,392

NET REALIZED AND UNREALIZED GAIN (LOSS)	94,405,670,546	144,701,897,480	65,786,264,875

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$101,818,090,073	$151,466,654,282	$71,754,355,144

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Statements of Changes in Net Assets

	Year Ended 9/30/25	Year Ended 9/30/24	Year Ended 9/30/23
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,412,419,527	$6,764,756,802	$5,968,090,269
Net realized gain (loss)	95,727,122,530	70,930,676,415	20,842,632,483
Net change in unrealized appreciation/depreciation	(1,321,451,984)	73,771,221,065	44,943,632,392

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	101,818,090,073	151,466,654,282	71,754,355,144

NET EQUALIZATION CREDITS AND CHARGES (NOTE 3)	(142,084,584)	(64,412,896)	(13,333,359)

DISTRIBUTIONS TO UNITHOLDERS	(7,379,637,024)	(6,848,328,973)	(6,037,265,137)

INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS:
Proceeds from issuance of Units	992,586,667,258	931,210,511,336	656,633,347,164
Cost of Units redeemed	(996,386,735,956)	(890,145,523,272)	(648,847,861,480)
Net income equalization (Note 3)	142,084,584	64,412,896	13,333,359

NET INCREASE (DECREASE) IN NET ASSETS FROM ISSUANCE AND REDEMPTION OF UNITS	(3,657,984,114)	41,129,400,960	7,798,819,043

NET INCREASE (DECREASE) IN NET ASSETS DURING THE PERIOD	90,638,384,351	185,683,313,373	73,502,575,691

NET ASSETS AT BEGINNING OF PERIOD	589,650,892,870	403,967,579,497	330,465,003,806

NET ASSETS AT END OF PERIOD	$680,289,277,221	$589,650,892,870	$403,967,579,497

UNIT TRANSACTIONS:
Units sold	1,672,050,000	1,848,950,000	1,598,300,000
Units redeemed	(1,678,250,000)	(1,767,150,000)	(1,577,850,000)

NET INCREASE (DECREASE)	(6,200,000)	81,800,000	20,450,000

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Financial Highlights

Selected data for a Unit outstanding throughout each period

	Year Ended 9/30/25	Year Ended 9/30/24	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21
Net asset value, beginning of period	$574.05	$427.31	$357.29	$429.22	$335.21

Income (loss) from investment operations:
Net investment income (loss)(a)	7.16	6.83	6.41	5.98	5.44
Net realized and unrealized gain (loss)	92.49	146.99	70.13	(71.78)	94.21

Total from investment operations	99.65	153.82	76.54	(65.80)	99.65

Net equalization credits and charges(a)	(0.14)	(0.07)	(0.01)	0.05	0.02

Less Distributions from:
Net investment income	(7.25)	(7.01)	(6.51)	(6.18)	(5.66)

Net asset value, end of period	$666.31	$574.05	$427.31	$357.29	$429.22

Total return(b)	17.46%	36.15%	21.45%	(15.53)%	29.79%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$680,289,277	$589,650,893	$403,967,579	$330,465,004	$384,852,540
Ratios to average net assets:
Total expenses (excluding Trustee earnings credit and fee waivers)	0.09%	0.09%	0.09%	0.09%	0.09%
Total expenses (excluding Trustee earnings credit)	0.09%	0.09%	0.09%	0.09%	0.09%
Net expenses(c)	0.09%	0.09%	0.09%	0.09%	0.09%
Net investment income (loss)	1.20%	1.35%	1.56%	1.40%	1.36%
Portfolio turnover rate(d)	3%	3%	2%	2%	4%

(a)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the year.
(b)

Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation.

(c)	Net of expenses waived by the Trustee, if any.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2025

Note 1 — Organization

SPDR S&P 500® ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust is an “Exchange-Traded Fund”, the units of which are listed on and traded on the New York Stock Exchange (“NYSE”) under the symbol “SPY”, and operates under an exemptive order granted by the U.S. Securities and Exchange Commission (the “SEC”). The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500® Index (the “S&P 500® Index”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 22, 1993 upon the initial issuance of 150,000 Units (equivalent to three “Creation Units” — see Note 5) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (the “Trust Agreement”), PDR Services, LLC (the “Sponsor”) and State Street Global Advisors Trust Company (the “Trustee”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trustee expects the risk of material loss to be remote.

The Sponsor is an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly-traded entity, trading on the NYSE under the symbol “ICE.”

Note 2 — Segment Reporting

The Trust has one reportable segment. Business activities are managed on a consolidated basis and revenues are derived primarily through the Trust’s investments in accordance with its investment objective. The Trust’s chief operating decision maker (“CODM”) is the President of the Trustee. The CODM assesses performance based on the Trust’s Total Return as reported in the Financial Highlights, and the same accounting policies are applied as described in the summary of significant accounting policies. The Trust’s Total Return is utilized by the CODM to compare results, including the impact of the Trust’s costs, to the Trust’s competitors and to the Trust’s benchmark index.

SPDR S&P 500® ETF Trust

Notes to Financial Statements (continued)

September 30, 2025

Note 3 — Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trustee (who is responsible for the preparation of the Trust’s financial statements) in the preparation of the Trust’s financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Trustee to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Trust’s investments are valued at fair value each day that the NYSE is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Trust are valued pursuant to the policy and procedures developed by the Oversight Committee of the Trustee (the “Committee”). The Committee provides oversight of the valuation of investments for the Trust.

Valuation techniques used to value the Trust’s equity investments are as follows:

Equity investments (including preferred stocks) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

In the event that prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Trustee.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value (“NAV”) and the prices used by the Trust’s underlying index, the S&P 500® Index, which in turn could result in a difference between the Trust’s performance and the performance of the S&P 500® Index.

SPDR S&P 500® ETF Trust

Notes to Financial Statements (continued)

September 30, 2025

Note 3 — Summary of Significant Accounting Policies – (continued)

The Trustee values the Trust’s assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with the investment.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Trust may include a return of capital that is estimated by the Trustee. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The Trust invests in real estate investment trusts (“REITs”). REITs determine the characterization of their income annually and may characterize a portion of their distributions as a return of capital or capital gain. The Trustee’s policy is to record all REIT distributions as dividend income initially and re-designate a portion to return of capital or capital gain distributions at year end based on information provided by the REIT and/or Trustee’s estimates of such re-designations for which actual information has not yet been reported. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method.

SPDR S&P 500® ETF Trust

Notes to Financial Statements (continued)

September 30, 2025

Note 3 — Summary of Significant Accounting Policies – (continued)

Distributions

The Trust declares and distributes dividends from net investment income, if any, to its holders of Units (“Unitholders”), quarterly. Capital gain distributions, if any, are generally declared and paid annually. Additional distributions may be paid by the Trust to avoid imposition of federal income and excise tax on any remaining undistributed net investment income and capital gains. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Equalization

The Trustee follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Federal Income Taxes

For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”), and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to its Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” determined prior to the deduction for dividends paid by the Trust (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes substantially all of its ordinary income and capital gains during each calendar year, the Trust will not be subject to U.S. federal excise tax. Income and capital gain distributions are determined in accordance with U.S. federal income tax principles, which may differ from U.S. GAAP. These book-tax differences are primarily due to differing treatments for in-kind transactions, REITs, non-taxable dividend adjustments to income, and losses deferred due to wash sales.

U.S. GAAP requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are more likely than not to be sustained by the applicable tax authority. For U.S. GAAP purposes, the Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

SPDR S&P 500® ETF Trust

Notes to Financial Statements (continued)

September 30, 2025

Note 3 — Summary of Significant Accounting Policies – (continued)

The Trustee has reviewed the Trust’s tax positions for the open tax years as of September 30, 2025 and has determined that no provision for income tax is required in the Trust’s financial statements. Generally, the Trust’s tax returns for the prior three fiscal years remain subject to examinations by the Trust’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts and the State of New York. The Trustee has the Trust recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. There were no such expenses for the year ended September 30, 2025.

No income tax returns are currently under examination. The Trustee has analyzed the relevant tax laws and regulations and their application to the Trust’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of any tax liabilities. Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of the Trust’s investments may change over time based on factors including, but not limited to, new tax laws, regulations and interpretations thereof.

During the year ended September 30, 2025, the Trustee reclassified $100,489,670,897 of non-taxable security gains realized from the in-kind redemption of Creation Units (Note 6) as an increase to paid in capital in the Statement of Assets and Liabilities.

At September 30, 2025, the Trust had capital loss carryforwards that may be utilized to offset any future net realized capital gains as follows:

Non-Expiring – Short Term	$4,897,428,602
Non-Expiring – Long Term	22,402,327,685

As of September 30, 2025, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR S&P 500® ETF Trust	$671,460,388,062	$64,411,178,692	$55,651,719,754	$8,759,458,938

The tax character of distributions paid during the years ended September 30, 2025, 2024, and 2023 were as follows:

Distributions paid from:	2025	2024	2023
Ordinary Income	$7,379,637,024	$6,848,328,973	$6,037,265,137

SPDR S&P 500® ETF Trust

Notes to Financial Statements (continued)

September 30, 2025

Note 3 — Summary of Significant Accounting Policies – (continued)

As of September 30, 2025, the components of distributable earnings (excluding unrealized appreciation/(depreciation)) were undistributed ordinary income of $280,946,043 and undistributed capital gain of $0.

Note 4 — Transactions with Affiliates of the Trustee and Sponsor

State Street Bank and Trust Company (“SSBT”), the parent of the Trustee, maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including the filing of certain regulatory reports. The Trustee pays SSBT for such services. The Trustee oversees the services provided by SSBT and is responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P 500® Index. For these services, the Trustee received a fee at the following annual rates for the year ended September 30, 2025:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 - $499,999,999	0.10% per annum plus or minus the Adjustment Amount
$500,000,000 - $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount
$2,500,000,000 and above	0.06% per annum plus or minus the Adjustment Amount

The adjustment amount (the “Adjustment Amount”) is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for the creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended September 30, 2025, the Adjustment Amount reduced the Trustee’s fee by $67,224,477. The Adjustment Amount included an excess of net transaction fees from processing orders of $7,081,200 and a Trustee earnings credit of $60,143,277.

The Trustee has voluntarily agreed to waive a portion of its fee, as needed, for one year until February 1, 2026, so that the total operating expenses would not exceed 0.0945% per annum of the daily NAV of the Trust. No amounts were waived for the years ended September 30, 2025, 2024 and 2023. The Trustee has not entered into an agreement with the Trust to recapture waived fees in subsequent periods, and the Trustee may discontinue the voluntary waiver.

In accordance with the Trust Agreement and under the terms of an exemptive order issued by the SEC, dated December 30, 1997, the Sponsor is reimbursed by the Trust for certain expenses up to a maximum of 0.20% of the Trust’s NAV on an annualized

SPDR S&P 500® ETF Trust

Notes to Financial Statements (continued)

September 30, 2025

Note 4 — Transactions with Affiliates of the Trustee and Sponsor – (continued)

basis. The expenses reimbursed to the Sponsor for the years ended September 30, 2025, 2024 and 2023, did not exceed 0.20% per annum. The licensing and marketing fee disclosed below are subject to both the reimbursement from the Trust to the Sponsor and expense limitation of 0.20% of the Trust’s NAV for the years ended September 30, 2025, 2024 and 2023. The Trust reimbursed the Sponsor for $353,821, $384,319 and $446,722 of legal fees for the years ended September 30, 2025, 2024, and 2023, respectively, which are included in Legal and audit fees on the Statements of Operations.

S&P Dow Jones Indices LLC (“S&P”), per a license from Standard & Poor’s Financial Services LLC, and State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Marketing Agent”) have entered into a license agreement (the “License Agreement”). The License Agreement grants SSGA FD, an affiliate of the Trustee, a license to use the S&P 500® Index and to use certain trade names and trademarks of S&P in connection with the Trust. The S&P 500® Index also serves as the basis for determining the composition of the Trust’s portfolio. The Trustee (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. (“NYSE Arca”, the principal U.S. listing exchange for the Trust) have each received a sublicense from SSGA FD for the use of the S&P 500® Index and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interests of Units. Currently, the License Agreement is scheduled to terminate on November 29, 2031, but its term may be extended without the consent of any of the owners of beneficial interests of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P equal to 0.03% of the daily size of the Trust (based on Unit closing price and outstanding Units) plus an annual license fee of $600,000.

The Sponsor has entered into an agreement with the Marketing Agent pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include, but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of the Units. The Sponsor pays the Distributor for its services a flat annual fee of $25,000, and the Trust does not reimburse the Sponsor for this fee.

SPDR S&P 500® ETF Trust

Notes to Financial Statements (continued)

September 30, 2025

Note 4 — Transactions with Affiliates of the Trustee and Sponsor – (continued)

Investments in Affiliates of the Trustee and the Sponsor

The Trust has invested in companies that are considered affiliates of the Trustee (State Street Corp.) and the Sponsor (ICE). Such investments were made according to the representative portion of the S&P 500® Index. The market values of these investments at September 30, 2025 are listed in the Schedule of Investments.

Note 5 — Unitholder Transactions

Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the NAV per Unit of the Trust on the transaction date. There is a transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the clearing process (the “Transaction Fee”). The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or 0.10% (10 basis points) of the value of one Creation Unit at the time of creation per participating party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000. For creations and redemptions outside the clearing process, including orders from a participating party restricted from engaging in transactions in one or more of the common stocks that are included in the S&P 500® Index, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Note 6 — Investment Transactions

For the year ended September 30, 2025, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $700,360,177,281, $704,011,726,800, $15,786,864,348, and $15,521,596,084, respectively. Net realized gain (loss) on investment transactions in the Statement of Operations includes net gains resulting from in-kind transactions of $100,489,670,897.

Note 7 — Equity Investing and Market Risk

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates, perceived trends in securities prices,

SPDR S&P 500® ETF Trust

Notes to Financial Statements (continued)

September 30, 2025

Note 7 — Equity Investing and Market Risk – (continued)

war, acts of terrorism, the spread of infectious disease or other public health issues. Local, regional or global events such as war, acts of terrorism, the spread of infectious disease or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments and could result in increased premiums or discounts to the Trust’s net asset value. For example, conflict, loss of life and disaster connected to ongoing armed conflicts between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on their respective regions, including significant adverse effects on the regional or global economies and the markets for certain securities. Russia’s invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; and a decline in the value and liquidity of Russian securities, properties, or interests. These Russian-related sanctions as well as the potential for military escalation and other corresponding events in Europe and the Middle East, and the resulting disruption of the Russian and Israeli economies, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Trust, even if the Trust does not have direct exposure to securities of Russian or Israeli issuers.

An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of equity securities, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of common stocks actually held by the Trust and that make up the Trust’s portfolio (the “Portfolio Securities”) may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of equity securities generally and other factors. The identity and weighting of common stocks that are included in the S&P 500® Index and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Trust’s portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the Trust’s portfolio unless such issuer is removed from the S&P 500® Index. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or

SPDR S&P 500® ETF Trust

Notes to Financial Statements (continued)

September 30, 2025

Note 7 — Equity Investing and Market Risk – (continued)

regional political, economic and banking crises, as well as war, acts of terrorism and the spread of infectious disease or other public health issues.

The impact of infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis could have a material and adverse effect on the Trust’s investments.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Equity securities values are subject to market fluctuations as long as the equity securities remain outstanding. The value of the Trust’s portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Note 8 — Subsequent Events

The Trustee has evaluated the impact of all subsequent events on the Trust through the date on which the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments

September 30, 2025

Common Stocks	Shares	Value

3M Co.	6,346,809	$984,897,821
A.O. Smith Corp.	1,396,603	102,524,626
Abbott Laboratories	20,748,077	2,778,997,433
AbbVie, Inc.	21,061,133	4,876,494,735
Accenture PLC Class A	7,424,322	1,830,837,805
Adobe, Inc.(a)	5,056,541	1,783,694,838
Advanced Micro Devices, Inc.(a)	19,346,731	3,130,107,609
AES Corp.	8,554,965	112,583,339
Aflac, Inc.	5,733,470	640,428,599
Agilent Technologies, Inc.	3,382,094	434,091,765
Air Products & Chemicals, Inc.	2,651,496	723,115,989
Airbnb, Inc. Class A(a)	5,111,375	620,623,153
Akamai Technologies, Inc.(a)	1,701,403	128,898,291
Albemarle Corp.	1,414,280	114,669,822
Alexandria Real Estate Equities, Inc. REIT	1,848,973	154,093,410
Align Technology, Inc.(a)	818,490	102,491,318
Allegion PLC	1,024,409	181,678,936
Alliant Energy Corp.	3,086,203	208,040,944
Allstate Corp.	3,138,896	673,764,026
Alphabet, Inc. Class A	69,358,890	16,861,146,159
Alphabet, Inc. Class C	55,679,980	13,560,859,129
Altria Group, Inc.	20,020,734	1,322,569,688
Amazon.com, Inc.(a)	115,720,047	25,408,650,720

Common Stocks	Shares	Value

Amcor PLC	27,482,101	$224,803,586
Ameren Corp.	3,237,720	337,953,214
American Electric Power Co., Inc.	6,393,290	719,245,125
American Express Co.	6,470,312	2,149,178,834
American International Group, Inc.	6,597,333	518,154,534
American Tower Corp. REIT	5,579,799	1,073,106,944
American Water Works Co., Inc.	2,339,202	325,593,526
Ameriprise Financial, Inc.	1,122,712	551,532,270
AMETEK, Inc.	2,761,128	519,092,064
Amgen, Inc.	6,416,828	1,810,828,862
Amphenol Corp. Class A .	14,552,838	1,800,913,703
Analog Devices, Inc.	5,914,686	1,453,238,350
Aon PLC Class A	2,569,325	916,169,909
APA Corp.	4,335,703	105,270,869
Apollo Global Management, Inc.	5,482,418	730,641,847
Apple, Inc.	176,953,084	45,057,563,779
Applied Materials, Inc.	9,565,753	1,958,492,269
AppLovin Corp. Class A(a)	3,226,980	2,318,714,209
Aptiv PLC(a)	2,616,612	225,604,287
Arch Capital Group Ltd.	4,424,565	401,440,782
Archer-Daniels-Midland Co.	5,774,781	344,985,417
Arista Networks, Inc.(a)	12,284,799	1,790,018,062
Arthur J Gallagher & Co.	3,054,855	946,210,788

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2025

Common Stocks	Shares	Value

Assurant, Inc.	601,328	$130,247,645
AT&T, Inc.	85,238,329	2,407,130,411
Atmos Energy Corp.	1,905,214	325,315,291
Autodesk, Inc.(a)	2,549,741	809,976,223
Automatic Data Processing, Inc.	4,827,431	1,416,850,999
AutoZone, Inc.(a)	199,471	855,778,463
AvalonBay Communities, Inc. REIT	1,705,100	329,374,167
Avery Dennison Corp.	939,713	152,393,257
Axon Enterprise, Inc.(a)	935,326	671,227,351
Baker Hughes Co.	11,741,837	572,062,299
Ball Corp.	3,231,785	162,946,600
Bank of America Corp.	81,241,883	4,191,268,744
Bank of New York Mellon Corp.	8,403,297	915,623,241
Baxter International, Inc.	6,141,783	139,848,399
Becton Dickinson & Co.	3,429,682	641,933,580
Berkshire Hathaway, Inc. Class B(a)	21,864,196	10,992,005,897
Best Buy Co., Inc.	2,316,547	175,177,284
Biogen, Inc.(a)	1,749,349	245,048,808
Bio-Techne Corp.	1,896,303	105,491,336
Blackrock, Inc.	1,716,580	2,001,309,125
Blackstone, Inc.	8,785,302	1,500,968,847
Block, Inc.(a)	6,544,678	472,983,879
Boeing Co.(a)	9,013,656	1,945,417,374
Booking Holdings, Inc.	386,417	2,086,369,716
Boston Scientific Corp.(a)	17,661,533	1,724,295,467

Common Stocks	Shares	Value

Bristol-Myers Squibb Co.	24,255,860	$1,093,939,286
Broadcom, Inc.	56,081,854	18,501,964,453
Broadridge Financial Solutions, Inc.	1,393,675	331,931,575
Brown & Brown, Inc.	3,486,471	326,996,115
Brown-Forman Corp. Class B	2,184,280	59,150,302
Builders FirstSource, Inc.(a)	1,328,407	161,069,349
Bunge Global SA	1,661,748	135,017,025
BXP, Inc. REIT	1,748,746	130,001,778
Cadence Design Systems, Inc.(a)	3,247,274	1,140,637,465
Camden Property Trust REIT	1,282,855	136,983,257
Campbell’s Co.	2,357,726	74,456,987
Capital One Financial Corp.	7,622,309	1,620,350,447
Cardinal Health, Inc.	2,842,731	446,195,058
CarMax, Inc.(a)	1,830,695	82,143,285
Carnival Corp.(a)	12,924,848	373,657,356
Carrier Global Corp.	9,540,958	569,595,193
Caterpillar, Inc.	5,584,972	2,664,869,390
Cboe Global Markets, Inc.	1,253,076	307,316,889
CBRE Group, Inc. Class A(a)	3,490,850	550,018,326
CDW Corp.	1,559,043	248,324,369
Cencora, Inc.	2,309,381	721,750,844
Centene Corp.(a)	5,542,845	197,768,710
CenterPoint Energy, Inc.	7,823,467	303,550,520
CF Industries Holdings, Inc.	1,947,370	174,679,089
CH Robinson Worldwide, Inc.	1,411,811	186,923,776

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2025

Common Stocks	Shares	Value

Charles River Laboratories International, Inc.(a)	590,390	$92,372,419
Charles Schwab Corp.	20,338,718	1,941,737,407
Charter Communications, Inc. Class A(a)	1,104,876	303,956,912
Chevron Corp.	22,965,876	3,566,370,884
Chipotle Mexican Grill, Inc.(a)	15,972,185	625,949,930
Chubb Ltd.	4,418,565	1,247,139,971
Church & Dwight Co., Inc.	2,897,523	253,909,940
Cigna Group	3,180,667	916,827,263
Cincinnati Financial Corp.	1,871,133	295,826,127
Cintas Corp.	4,081,026	837,671,397
Cisco Systems, Inc.	47,209,112	3,230,047,443
Citigroup, Inc.	21,944,456	2,227,362,284
Citizens Financial Group, Inc.	5,180,363	275,388,097
Clorox Co.	1,469,507	181,190,213
CME Group, Inc.	4,294,330	1,160,285,023
CMS Energy Corp.	3,586,447	262,743,107
Coca-Cola Co.	46,175,362	3,062,350,008
Cognizant Technology Solutions Corp. Class A	5,814,208	389,958,931
Coinbase Global, Inc. Class A(a)	2,694,692	909,431,603
Colgate-Palmolive Co.	9,629,179	769,756,569
Comcast Corp. Class A	43,892,118	1,379,090,348
Conagra Brands, Inc.	5,730,205	104,920,054
ConocoPhillips	14,885,113	1,407,982,839
Consolidated Edison, Inc.	4,293,789	431,611,670

Common Stocks	Shares	Value

Constellation Brands, Inc. Class A	1,697,322	$228,578,354
Constellation Energy Corp.	3,722,839	1,225,074,630
Cooper Cos., Inc.(a)	2,383,816	163,434,425
Copart, Inc.(a)	10,569,397	475,305,783
Corning, Inc.	9,286,641	761,783,161
Corpay, Inc.(a)	847,273	244,065,460
Corteva, Inc.	8,088,567	547,029,786
CoStar Group, Inc.(a)	5,055,954	426,570,839
Costco Wholesale Corp.	5,287,308	4,894,090,904
Coterra Energy, Inc.	9,173,664	216,957,154
Crowdstrike Holdings, Inc. Class A(a)	2,970,938	1,456,888,576
Crown Castle, Inc. REIT	5,217,237	503,411,198
CSX Corp.	22,210,203	788,684,309
Cummins, Inc.	1,648,077	696,098,282
CVS Health Corp.	15,153,533	1,142,424,853
Danaher Corp.	7,595,531	1,505,889,976
Darden Restaurants, Inc.	1,398,323	266,184,766
Datadog, Inc. Class A(a)	3,850,028	548,243,987
DaVita, Inc.(a)	421,318	55,980,523
Dayforce, Inc.(a)	1,897,890	130,745,642
Deckers Outdoor Corp.(a)	1,763,394	178,755,250
Deere & Co.	3,001,835	1,372,619,072
Dell Technologies, Inc. Class C	3,601,627	510,602,660
Delta Air Lines, Inc.	7,723,263	438,295,175
Devon Energy Corp.	7,550,757	264,729,540
Dexcom, Inc.(a)	4,712,905	317,131,377
Diamondback Energy, Inc.	2,243,494	321,043,991

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2025

Common Stocks	Shares	Value

Digital Realty Trust, Inc. REIT	3,818,686	$660,174,436
Dollar General Corp.	2,630,661	271,878,814
Dollar Tree, Inc.(a)	2,307,436	217,752,735
Dominion Energy, Inc.	10,203,083	624,122,587
Domino’s Pizza, Inc.	370,757	160,059,504
DoorDash, Inc. Class A(a)	4,411,372	1,199,849,070
Dover Corp.	1,646,468	274,680,256
Dow, Inc.	8,496,339	194,821,053
DR Horton, Inc.	3,302,193	559,622,648
DTE Energy Co.	2,485,802	351,566,977
Duke Energy Corp.	9,266,880	1,146,776,400
DuPont de Nemours, Inc.	5,008,650	390,173,835
Eastman Chemical Co.	1,391,089	87,708,161
Eaton Corp. PLC	4,640,092	1,736,554,431
eBay, Inc.	5,442,033	494,952,901
Ecolab, Inc.	3,041,264	832,880,559
Edison International	4,589,961	253,733,044
Edwards Lifesciences Corp.(a)	6,991,893	543,759,519
Electronic Arts, Inc.	2,681,124	540,782,711
Elevance Health, Inc.	2,682,740	866,846,949
Eli Lilly & Co.	9,478,879	7,232,384,677
EMCOR Group, Inc.	532,660	345,983,976
Emerson Electric Co.	6,706,078	879,703,312
Entergy Corp.	5,315,668	495,367,101
EOG Resources, Inc.	6,533,226	732,505,299
EPAM Systems, Inc.(a)	680,996	102,687,387

Common Stocks	Shares	Value

EQT Corp.	7,427,742	$404,291,997
Equifax, Inc.	1,473,446	377,983,102
Equinix, Inc. REIT	1,166,052	913,298,568
Equity Residential REIT	4,133,822	267,582,298
Erie Indemnity Co. Class A	300,290	95,540,266
Essex Property Trust, Inc. REIT	772,759	206,836,674
Estee Lauder Cos., Inc. Class A	2,803,268	247,023,976
Everest Group Ltd.	506,608	177,429,320
Evergy, Inc.	2,749,708	209,032,802
Eversource Energy	4,400,068	313,020,838
Exelon Corp.	12,027,937	541,377,444
Expand Energy Corp.	2,833,016	300,979,620
Expedia Group, Inc.	1,406,310	300,598,763
Expeditors International of Washington, Inc.	1,612,834	197,717,320
Extra Space Storage, Inc. REIT	2,544,409	358,609,004
Exxon Mobil Corp.	50,828,811	5,730,948,440
F5, Inc.(a)	691,729	223,559,896
FactSet Research Systems, Inc.	456,136	130,678,403
Fair Isaac Corp.(a)	285,809	427,721,743
Fastenal Co.	13,670,455	670,399,113
Federal Realty Investment Trust REIT	933,284	94,551,002
FedEx Corp.	2,585,077	609,587,007
Fidelity National Information Services, Inc.	6,218,900	410,074,266

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2025

Common Stocks	Shares	Value

Fifth Third Bancorp	7,877,969	$350,963,519
First Solar, Inc.(a)	1,285,242	283,434,418
FirstEnergy Corp.	6,142,103	281,431,159
Fiserv, Inc.(a)	6,476,579	835,025,330
Ford Motor Co.	46,554,718	556,794,427
Fortinet, Inc.(a)	7,758,065	652,298,105
Fortive Corp.	4,092,806	200,506,566
Fox Corp. Class A	2,492,753	157,193,004
Fox Corp. Class B	1,746,041	100,030,689
Franklin Resources, Inc.	3,712,315	85,865,846
Freeport-McMoRan, Inc.	17,105,266	670,868,533
Garmin Ltd.	1,948,475	479,753,515
Gartner, Inc.(a)	900,384	236,683,942
GE HealthCare Technologies, Inc.	5,435,341	408,194,109
GE Vernova, Inc.	3,244,921	1,995,301,923
Gen Digital, Inc.	6,659,771	189,070,899
Generac Holdings, Inc.(a)	713,735	119,479,239
General Dynamics Corp.	3,017,142	1,028,845,422
General Electric Co.	12,642,284	3,803,051,873
General Mills, Inc.	6,362,285	320,786,410
General Motors Co.	11,341,460	691,488,816
Genuine Parts Co.	1,668,575	231,264,495
Gilead Sciences, Inc.	14,789,349	1,641,617,739
Global Payments, Inc.	2,885,375	239,716,955
Globe Life, Inc.	961,127	137,412,327
GoDaddy, Inc. Class A(a)	1,646,478	225,287,585

Common Stocks	Shares	Value

Goldman Sachs Group, Inc.	3,608,966	$2,874,000,074
Halliburton Co.	10,262,266	252,451,744
Hartford Insurance Group, Inc.	3,347,539	446,528,227
Hasbro, Inc.	1,577,839	119,679,088
HCA Healthcare, Inc.	1,951,636	831,787,263
Healthpeak Properties, Inc. REIT	8,395,914	160,781,753
Henry Schein, Inc.(a)	1,219,447	80,934,697
Hershey Co.	1,773,144	331,666,585
Hewlett Packard Enterprise Co.	15,756,733	386,985,362
Hilton Worldwide Holdings, Inc.	2,801,803	726,899,770
Hologic, Inc.(a)	2,691,625	181,657,771
Home Depot, Inc.	11,861,974	4,806,353,245
Honeywell International, Inc.	7,567,561	1,592,971,591
Hormel Foods Corp.	3,496,918	86,513,751
Host Hotels & Resorts, Inc. REIT	7,586,918	129,129,344
Howmet Aerospace, Inc.	4,803,257	942,543,121
HP, Inc.	11,176,416	304,333,808
Hubbell, Inc.	637,112	274,155,665
Humana, Inc.	1,431,511	372,436,217
Huntington Bancshares, Inc.	17,443,549	301,250,091
Huntington Ingalls Industries, Inc.	471,841	135,847,742
IDEX Corp.	906,014	147,462,839
IDEXX Laboratories, Inc.(a)	953,117	608,936,920

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2025

Common Stocks	Shares	Value

Illinois Tool Works, Inc.	3,160,552	$824,145,540
Incyte Corp.(a)	1,925,151	163,272,056
Ingersoll Rand, Inc.	4,304,534	355,640,599
Insulet Corp.(a)	845,882	261,149,150
Intel Corp.(a)	52,268,942	1,753,623,004
Interactive Brokers Group, Inc. Class A	5,298,996	364,623,915
Intercontinental Exchange, Inc.(b)	6,821,558	1,149,296,092
International Business Machines Corp.	11,104,910	3,133,361,406
International Flavors & Fragrances, Inc.	3,069,995	188,927,492
International Paper Co.	6,344,691	294,393,662
Interpublic Group of Cos., Inc.	4,470,463	124,770,622
Intuit, Inc.	3,325,216	2,270,823,259
Intuitive Surgical, Inc.(a)	4,272,750	1,910,901,983
Invesco Ltd.	5,414,214	124,202,069
Invitation Homes, Inc. REIT	6,702,277	196,577,784
IQVIA Holdings, Inc.(a)	2,023,461	384,336,182
Iron Mountain, Inc. REIT	3,546,302	361,510,026
J.M. Smucker Co.	1,280,543	139,066,970
Jabil, Inc.	1,290,274	280,208,805
Jack Henry & Associates, Inc.	877,352	130,664,033
Jacobs Solutions, Inc.	1,443,762	216,362,173
JB Hunt Transport Services, Inc.	907,182	121,716,609

Common Stocks	Shares	Value

Johnson & Johnson	28,712,971	$5,323,959,083
Johnson Controls International PLC	7,796,729	857,250,354
JPMorgan Chase & Co.	32,786,046	10,341,702,490
Kellanova	3,227,957	264,757,033
Kenvue, Inc.	23,015,412	373,540,137
Keurig Dr. Pepper, Inc.	16,291,562	415,597,747
KeyCorp	11,079,150	207,069,314
Keysight Technologies, Inc.(a)	2,048,332	358,294,233
Kimberly-Clark Corp.	3,951,013	491,268,956
Kimco Realty Corp. REIT	8,061,337	176,140,213
Kinder Morgan, Inc.	23,292,861	659,420,895
KKR & Co., Inc.	8,175,998	1,062,470,940
KLA Corp.	1,572,831	1,696,455,517
Kraft Heinz Co.	10,136,532	263,955,293
Kroger Co.	7,242,886	488,242,945
L3Harris Technologies, Inc.	2,236,600	683,080,006
Labcorp Holdings, Inc.	988,807	283,846,937
Lam Research Corp.	15,086,044	2,020,021,292
Lamb Weston Holdings, Inc.	1,710,673	99,355,888
Las Vegas Sands Corp.	3,670,727	197,448,405
Leidos Holdings, Inc.	1,526,347	288,418,529
Lennar Corp. Class A	2,709,043	341,447,780
Lennox International, Inc.	384,894	203,747,488
Linde PLC	5,590,007	2,655,253,325

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2025

Common Stocks	Shares	Value

Live Nation Entertainment, Inc.(a)	1,884,311	$307,896,417
LKQ Corp.	3,119,597	95,272,492
Lockheed Martin Corp.	2,448,369	1,222,250,288
Loews Corp.	2,021,218	202,910,075
Lowe’s Cos., Inc.	6,680,037	1,678,760,098
Lululemon Athletica, Inc.(a)	1,296,691	230,720,230
LyondellBasell Industries NV Class A	3,067,083	150,409,750
M&T Bank Corp.	1,859,960	367,565,295
Marathon Petroleum Corp.	3,621,804	698,066,503
Marriott International, Inc. Class A	2,684,308	699,101,176
Marsh & McLennan Cos., Inc.	5,858,684	1,180,700,587
Martin Marietta Materials, Inc.	717,874	452,461,625
Masco Corp.	2,487,282	175,079,780
Mastercard, Inc. Class A	9,841,979	5,598,216,075
Match Group, Inc.	2,851,859	100,727,660
McCormick & Co., Inc.	3,015,932	201,796,010
McDonald’s Corp.	8,506,940	2,585,173,997
McKesson Corp.	1,482,425	1,145,232,610
Medtronic PLC	15,270,836	1,454,394,421
Merck & Co., Inc.	29,775,193	2,499,031,949
Meta Platforms, Inc. Class A	25,861,535	18,992,194,073
MetLife, Inc.	6,652,557	547,971,120

Common Stocks	Shares	Value

Mettler-Toledo International, Inc.(a)	245,073	$300,854,066
MGM Resorts International(a)	2,485,145	86,135,126
Microchip Technology, Inc.	6,446,920	414,021,202
Micron Technology, Inc.	13,340,319	2,232,102,175
Microsoft Corp.	88,631,285	45,906,574,066
Mid-America Apartment Communities, Inc. REIT	1,398,128	195,360,425
Moderna, Inc.(a)	4,072,001	105,179,786
Mohawk Industries, Inc.(a)	630,672	81,306,234
Molina Healthcare, Inc.(a)	651,544	124,679,460
Molson Coors Beverage Co. Class B	2,064,781	93,431,340
Mondelez International, Inc. Class A	15,418,785	963,211,499
Monolithic Power Systems, Inc.	573,810	528,272,438
Monster Beverage Corp.(a)	8,489,046	571,397,686
Moody’s Corp.	1,838,247	875,887,931
Morgan Stanley	14,462,055	2,298,888,263
Mosaic Co.	3,789,248	131,411,121
Motorola Solutions, Inc.	1,985,035	907,736,655
MSCI, Inc.	926,824	525,889,206
Nasdaq, Inc.	5,397,941	477,447,881
NetApp, Inc.	2,380,889	282,040,111
Netflix, Inc.(a)	5,066,169	6,073,931,337
Newmont Corp.	13,089,298	1,103,558,714
News Corp. Class A	4,552,163	139,796,926
News Corp. Class B	1,444,495	49,907,302

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2025

Common Stocks	Shares	Value

NextEra Energy, Inc.	24,545,420	$1,852,933,756
NIKE, Inc. Class B	14,136,272	985,722,247
NiSource, Inc.	5,657,421	244,966,329
Nordson Corp.	651,584	147,876,989
Norfolk Southern Corp.	2,672,913	802,969,794
Northern Trust Corp.	2,275,458	306,276,647
Northrop Grumman Corp.	1,603,973	977,332,828
Norwegian Cruise Line Holdings Ltd.(a)	5,309,955	130,784,192
NRG Energy, Inc.	2,302,475	372,885,826
Nucor Corp.	2,732,075	370,004,917
NVIDIA Corp.	290,940,470	54,283,672,893
NVR, Inc.(a)	34,319	275,741,497
NXP Semiconductors NV .	3,003,164	683,910,538
Occidental Petroleum Corp.	8,519,777	402,559,463
Old Dominion Freight Line, Inc.	2,200,718	309,817,080
Omnicom Group, Inc.	2,341,021	190,863,442
ON Semiconductor Corp.(a)	4,864,025	239,845,073
ONEOK, Inc.	7,509,144	547,942,238
Oracle Corp.	19,758,428	5,556,860,291
O’Reilly Automotive, Inc.(a)	10,110,962	1,090,062,813
Otis Worldwide Corp.	4,672,499	427,206,584
PACCAR, Inc.	6,281,706	617,617,334
Packaging Corp. of America	1,070,974	233,397,364

Common Stocks	Shares	Value

Palantir Technologies, Inc. Class A(a)	27,114,486	$4,946,224,536
Palo Alto Networks, Inc.(a)	7,961,201	1,621,059,748
Paramount Skydance Corp. Class B	3,718,275	70,349,763
Parker-Hannifin Corp.	1,522,945	1,154,620,752
Paychex, Inc.	3,846,459	487,577,143
Paycom Software, Inc.	585,926	121,954,638
PayPal Holdings, Inc.(a)	11,382,348	763,300,257
Pentair PLC	1,949,016	215,873,012
PepsiCo, Inc.	16,319,988	2,291,979,115
Pfizer, Inc.	67,767,151	1,726,707,007
PG&E Corp.	26,162,788	394,534,843
Philip Morris International, Inc.	18,556,661	3,009,890,414
Phillips 66 Co.	4,813,786	654,771,172
Pinnacle West Capital Corp.	1,435,149	128,675,459
PNC Financial Services Group, Inc.	4,692,630	942,890,146
Pool Corp.	389,472	120,763,583
PPG Industries, Inc.	2,685,336	282,255,667
PPL Corp.	8,858,975	329,199,511
Principal Financial Group, Inc.	2,408,965	199,727,288
Procter & Gamble Co.	27,926,245	4,290,867,544
Progressive Corp.	6,987,051	1,725,452,244
Prologis, Inc. REIT	11,060,571	1,266,656,591
Prudential Financial, Inc.	4,191,210	434,796,125
PTC, Inc.(a)	1,425,269	289,358,112

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2025

Common Stocks	Shares	Value

Public Service Enterprise Group, Inc.	5,980,740	$499,152,560
Public Storage REIT	1,880,487	543,178,670
PulteGroup, Inc.	2,347,563	310,183,499
QUALCOMM, Inc.	12,856,536	2,138,813,329
Quanta Services, Inc.	1,773,822	735,107,313
Quest Diagnostics, Inc.	1,341,393	255,642,678
Ralph Lauren Corp.	459,521	144,087,405
Raymond James Financial, Inc.	2,112,414	364,602,656
Realty Income Corp. REIT	10,891,072	662,068,267
Regency Centers Corp. REIT	1,965,079	143,254,259
Regeneron Pharmaceuticals, Inc.	1,213,289	682,196,006
Regions Financial Corp.	10,615,845	279,939,833
Republic Services, Inc.	2,416,741	554,593,725
ResMed, Inc.	1,743,244	477,178,180
Revvity, Inc.	1,416,256	124,134,838
Robinhood Markets, Inc. Class A(a)	9,223,320	1,320,594,958
Rockwell Automation, Inc.	1,338,945	468,001,446
Rollins, Inc.	3,380,280	198,557,647
Roper Technologies, Inc.	1,286,851	641,739,725
Ross Stores, Inc.	3,895,474	593,631,283
Royal Caribbean Cruises Ltd.	3,010,065	973,996,833
RTX Corp.	15,956,743	2,670,041,806
S&P Global, Inc.	3,724,717	1,812,857,011
Salesforce, Inc.	11,396,483	2,700,966,471

Common Stocks	Shares	Value

SBA Communications Corp. REIT	1,287,535	$248,944,892
Schlumberger NV	17,770,968	610,788,170
Seagate Technology Holdings PLC	2,532,794	597,891,352
Sempra	7,803,681	702,175,216
ServiceNow, Inc.(a)	2,481,269	2,283,462,235
Sherwin-Williams Co.	2,764,447	957,217,418
Simon Property Group, Inc. REIT	3,889,532	729,948,470
Skyworks Solutions, Inc.	1,803,955	138,868,456
Smurfit WestRock PLC	6,210,995	264,402,057
Snap-on, Inc.	629,749	218,226,921
Solventum Corp.(a)	1,763,932	128,767,036
Southern Co.	13,109,551	1,242,392,148
Southwest Airlines Co.	6,242,204	199,188,730
Stanley Black & Decker, Inc.	1,852,352	137,685,324
Starbucks Corp.	13,546,276	1,146,014,950
State Street Corp.(c)	3,377,124	391,780,155
Steel Dynamics, Inc.	1,659,478	231,381,018
STERIS PLC	1,178,833	291,690,438
Stryker Corp.	4,101,095	1,516,051,789
Super Micro Computer, Inc.(a)	5,963,654	285,897,573
Synchrony Financial	4,427,641	314,583,893
Synopsys, Inc.(a)	2,205,108	1,087,978,236
Sysco Corp.	5,685,783	468,167,372
T. Rowe Price Group, Inc.	2,613,514	268,251,077

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2025

Common Stocks	Shares	Value

Take-Two Interactive Software, Inc.(a)	2,064,822	$533,467,412
Tapestry, Inc.	2,483,844	281,220,818
Targa Resources Corp.	2,562,252	429,279,700
Target Corp.	5,410,325	485,306,153
TE Connectivity PLC	3,520,555	772,867,439
Teledyne Technologies, Inc.(a)	562,827	329,839,135
Teradyne, Inc.	1,891,331	260,322,799
Tesla, Inc.(a)	33,458,465	14,879,648,555
Texas Instruments, Inc.	10,836,964	1,991,075,396
Texas Pacific Land Corp.	229,362	214,141,538
Textron, Inc.	2,151,893	181,813,440
Thermo Fisher Scientific, Inc.	4,501,088	2,183,117,702
TJX Cos., Inc.	13,297,713	1,922,051,437
TKO Group Holdings, Inc.	819,345	165,474,916
T-Mobile U.S., Inc.	5,767,820	1,380,700,752
Tractor Supply Co.	6,307,884	358,729,363
Trade Desk, Inc. Class A(a)	5,360,443	262,715,311
Trane Technologies PLC .	2,651,655	1,118,892,344
TransDigm Group, Inc.	672,984	887,006,372
Travelers Cos., Inc.	2,681,860	748,828,949
Trimble, Inc.(a)	2,867,277	234,113,167
Truist Financial Corp.	15,360,917	702,301,125
Tyler Technologies, Inc.(a)	518,264	271,134,994
Tyson Foods, Inc. Class A	3,418,981	185,650,668

Common Stocks	Shares	Value

U.S. Bancorp	18,543,079	$896,187,008
Uber Technologies, Inc.(a)	24,859,691	2,435,503,927
UDR, Inc. REIT	3,611,522	134,565,310
Ulta Beauty, Inc.(a)	534,582	292,282,709
Union Pacific Corp.	7,068,222	1,670,715,634
United Airlines Holdings, Inc.(a)	3,853,923	371,903,570
United Parcel Service, Inc. Class B	8,788,362	734,091,878
United Rentals, Inc.	766,786	732,019,923
UnitedHealth Group, Inc.	10,797,390	3,728,338,767
Universal Health Services, Inc. Class B .	686,917	140,433,311
Valero Energy Corp.	3,699,984	629,959,276
Ventas, Inc. REIT	5,425,059	379,699,879
Veralto Corp.	2,968,716	316,494,813
VeriSign, Inc.	1,003,986	280,684,366
Verisk Analytics, Inc.	1,663,511	418,389,652
Verizon Communications, Inc.	50,260,280	2,208,939,306
Vertex Pharmaceuticals, Inc.(a)	3,055,674	1,196,724,165
Viatris, Inc.	14,103,819	139,627,808
VICI Properties, Inc. REIT	12,655,931	412,709,910
Visa, Inc. Class A	20,253,108	6,914,006,009
Vistra Corp.	3,794,524	743,423,142
Vulcan Materials Co.	1,584,602	487,455,267
W.R. Berkley Corp.	3,585,716	274,737,560

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2025

Common Stocks	Shares	Value

Walmart, Inc.	52,330,693	$5,393,201,221
Walt Disney Co.	21,432,810	2,454,056,745
Warner Bros Discovery, Inc.(a)	29,486,121	575,863,943
Waste Management, Inc.	4,415,842	975,150,389
Waters Corp.(a)	712,856	213,721,357
WEC Energy Group, Inc.	3,836,752	439,653,412
Wells Fargo & Co.	38,189,584	3,201,050,931
Welltower, Inc. REIT	7,971,347	1,420,015,755
West Pharmaceutical Services, Inc.	856,920	224,795,824
Western Digital Corp.	4,130,721	495,934,363
Westinghouse Air Brake Technologies Corp.	2,049,637	410,890,729
Weyerhaeuser Co. REIT	8,576,413	212,609,278
Williams Cos., Inc.	14,550,361	921,765,369
Williams-Sonoma, Inc.	1,477,180	288,714,831
Willis Towers Watson PLC	1,161,194	401,134,467

Common Stocks	Shares	Value

Workday, Inc. Class A(a)	2,572,654	$619,314,997
WW Grainger, Inc.	525,482	500,763,327
Wynn Resorts Ltd.	1,001,428	128,453,170
Xcel Energy, Inc.	7,042,836	568,004,723
Xylem, Inc.	2,916,089	430,123,128
Yum! Brands, Inc.	3,304,813	502,331,576
Zebra Technologies Corp. Class A(a)	611,252	181,639,644
Zimmer Biomet Holdings, Inc.	2,360,350	232,494,475
Zoetis, Inc.	5,280,185	772,596,669

Total Common Stocks (Cost $671,463,877,630)		$680,219,847,000

(a)	Non-income producing security.
(b)	Affiliate of PDR Services LLC (the “Sponsor”). See the table below for more information.
(c)	Affiliate of State Street Global Advisors Trust Company (the “Trustee”). See the table below for more information.

PLC = Public Limited Company

REIT = Real Estate Investment Trust

The following table summarizes the value of the Trust’s investments according to the fair value hierarchy as of September 30, 2025.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$680,219,847,000	$—	$—	$680,219,847,000

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2025

Investments in Affiliates of the Trustee and the Sponsor

SPDR S&P 500® ETF Trust has invested in State Street Corp., which is considered an affiliate of the Trustee and Intercontinental Exchange, Inc., which is considered an affiliate of the Sponsor. Amounts related to these investments at September 30, 2025 and for the year then ended are (Note 3):

	Number of Shares Held at 9/30/24	Value At 9/30/24	Cost of Purchases*	Proceeds from Shares Sold*	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/25	Value At 9/30/25	Dividend Income
Intercontinental Exchange, Inc.	6,951,228	$1,116,645,266	$1,322,262,866	$1,349,464,153	$213,597,134	$(153,745,021)	6,821,558	$1,149,296,092	$13,369,431
State Street Corp.	3,615,568	319,869,301	395,073,390	418,362,237	23,421,818	71,777,883	3,377,124	391,780,155	10,788,574

TOTAL		$1,436,514,567	$1,767,336,256	$1,767,826,390	$237,018,952	$(81,967,138)		$1,541,076,247	$24,158,005

*	Purchased and Sold figures include securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2025

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2025*

Industry	% of Net Assets
Semiconductors & Semiconductor Equipment	13.8%
Software	11.4
Interactive Media & Services	7.3
Technology Hardware, Storage & Peripherals	7.0
Financial Services	4.0
Broadline Retail	3.8
Banks	3.6
Capital Market	3.5
Pharmaceuticals	2.8
Oil, Gas & Consumable Fuels	2.7
Automobiles	2.4
Aerospace & Defense	2.2
Health Care Equipment & Supplies	2.0
Hotel, Restaurants & Leisure	1.9
Insurance	1.9
Consumer Staples Distribution & Retail	1.8
Specialty Retail	1.8
Health Care Providers & Services	1.7
Biotechnology	1.6
Entertainment	1.6
Machinery	1.5
Electric Utilities	1.5
Chemicals	1.1
Beverages	1.0
IT Services	0.9
Communciations Equipment	0.9
Ground Transportation	0.9
Electrical Equipment	0.9
Household Products	0.9
Life Science Tools & Services	0.8
Specialized REITs	0.8
Electronic Equipment, Instruments & Components	0.7
Diversified Telecommunications Services	0.7
Tobacco	0.6
Multi-Utilities	0.6
Consumer Finance	0.6
Professional Services	0.6

Industry	% of Net Assets
Food Products	0.5%
Building Products	0.5
Commercial Services & Supplies	0.5
Media	0.4
Industrial Conglomerates	0.4
Metals & Mining	0.3
Health Care REITs	0.3
Household Durables	0.3
Trading Companies & Distributors	0.3
Textiles, Apparel & Luxury Goods	0.3
Retail REITs	0.3
Air Freight & Logistics	0.3
Residential REITs	0.2
Energy Equipment & Services	0.2
Wireless Telecommunications Services	0.2
Containers & Packaging	0.2
Industrial REITs	0.2
Construction & Engineering	0.2
Airlines	0.1
Real Estate Management & Development	0.1
Construction Materials	0.1
Independent Power and Renewable Electricity Producers	0.1
Personal Care Products	0.1
Distributors	0.1
Water Utilities	0.0	**
Gas Utilities	0.0	**
Auto Components	0.0	**
Office REITs	0.0	**
Hotel & Resort REITs	0.0	**
Leisure Equipment & Products	0.0	**
Other Assets in Excess of Liabilities	0.0	**

Total	100.0%

*	The Trust’s industry breakdown is expressed as a percentage of net assets and may change over time.

**	Amount shown represents less than 0.05% of net assets.

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Other Information

September 30, 2025 (Unaudited)

Tax Information

For U.S. federal income tax purposes, the Trust reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

For the fiscal year ended September 30, 2025, certain dividends paid by the Trust may be designated as qualified dividend income for U.S. federal income tax purposes and are eligible for reduced tax rates in the case of certain non-corporate unitholders that meet applicable holding period requirements with respect to their Units. Complete information will be reported in conjunction with your 2025 Form 1099-DIV.

The Trust reports the maximum amount allowable of qualified REIT dividends eligible for the qualified business income deduction under Section 199A.

SPDR S&P 500® ETF Trust

Other Information (continued)

September 30, 2025 (Unaudited)

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price(1) vs Net Asset Value

As of September 30, 2025

	Bid/Ask Price Above NAV			Bid/Ask Price Below NAV
	50 - 99 BASIS POINTS	100 -199 BASIS POINTS	> 200 BASIS POINTS	50 -99 BASIS POINTS	100 -199 BASIS POINTS	> 200 BASIS POINTS
2025	0	0	0	0	0	0
2024	0	0	0	0	0	0
2023	0	0	0	0	0	0
2022	0	0	0	0	0	0
2021	0	0	0	0	0	0

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

The table below is provided to compare the Trust’s total pre-tax return at NAV with the total pre-tax returns based on bid/ask price and the performance of the S&P 500® Index. Past performance is not necessarily an indication of how the Trust will perform in the future. The return based on NAV shown in the table below reflects the impact of a fee waiver and, without this waiver, returns would have been lower.

Cumulative Total Return
	1 Year	5 Year	10 Year
SPDR S&P 500® ETF Trust
Return Based on NAV	17.46%	112.92%	309.72%
Return Based on Bid/Ask Price	17.42%	113.05%	309.77%
S&P 500® Index	17.60%	114.30%	315.30%

Average Annual Total Return
	1 Year	5 Year	10 Year
SPDR S&P 500® ETF Trust
Return Based on NAV	17.46%	16.32%	15.15%
Return Based on Bid/Ask Price	17.42%	16.33%	15.15%
S&P 500® Index	17.60%	16.47%	15.30%

(1)	The bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

ORGANIZATION OF THE TRUST

The Trust is a unit investment trust that issues Units. The Trust is organized under New York law and is governed by an amended and restated trust agreement between the Trustee and the Sponsor, dated as of January 1, 2004 and effective as of January 27, 2004, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Units represent an undivided ownership interest in Portfolio Securities of the Trust.

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) January 22, 2118 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata Units of the assets of the Trust, net of certain fees and expenses, distributed to holders of Units.

PURCHASES AND REDEMPTIONS OF CREATION UNITS

The Trust, a registered investment company, is an exchange traded fund or “ETF.” The Trust continuously issues and redeems “in-kind” its Units only in specified large lots of 50,000 Units or multiples thereof, which are referred to as “Creation Units,” at their once-daily NAV. Units are listed individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading on the Exchange in the secondary market.

ALPS Distributors, Inc., the distributor of the Trust (the “Distributor”), acts as underwriter of Units on an agency basis. The Distributor maintains records of the Creation Unit orders placed with it and the confirmations of acceptance and furnishes confirmations of acceptance of the orders to those placing such orders. The Distributor also is responsible for delivering a prospectus to authorized participants creating Units. The Distributor also maintains a record of the delivery instructions in response to Creation Unit orders and may provide certain other administrative services.

For purposes of the disclosure relating to the purchase and redemption of Units below, the “Trustee” may refer to SSBT in its capacity as the Administrator, Custodian and/or Transfer Agent for the Trustee.

Purchase (Creation)

Before trading on the Exchange in the secondary market, Units are created at NAV in Creation Units. All orders for Creation Units must be placed with the Distributor as facilitated through the Trustee. To be eligible to place these orders, an entity or person must be an “Authorized Participant,” which (a) is either a “Participating Party” or a “DTC Participant” and (b) in each case must have executed an agreement with the Distributor and the Trustee (the “Participant Agreement”). The term

“Participating Party” means a broker-dealer or other participant in the Clearing Process (as defined below) through the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”), and the term “DTC Participant” means a participant in DTC. Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus the Balancing Amount (as defined below in “Portfolio Adjustments — Adjustments to the Portfolio Deposit”). “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as the “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC (the “Clearing Process”) or (ii) with the Trustee outside the Clearing Process (i.e., through the facilities of DTC).

The Distributor will reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Trustee not later than the Closing Time (as defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee (as defined below) is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the then-current prospectus.

The Trustee makes available to NSCC before the commencement of trading on each business day that the New York Stock Exchange LLC (the “NYSE”) is open for business (a “Business Day”) a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily and reflect the relative weighting of the current Index. The value of such Index Securities, together with the Cash Component, is equal to the net asset value of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The Sponsor makes available every 15 seconds throughout the trading day at the Exchange a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value occasionally may include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not by itself result in a halt in the trading of Units on the Exchange.

If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit, in lieu thereof, the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit, in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit, the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the closing time of the regular trading session on the NYSE (the “Closing Time”) (ordinarily 4:00 p.m., New York time) (the “Evaluation Time”) on the date such creation order is deemed received by the Distributor as part of the Cash Component.

Procedures for Purchase of Creation Units. All creation orders must be placed in Creation Units and must be received by the Trustee by no later than the Closing Time (ordinarily 4:00 p.m., New York time) in each case on the date such order is placed, in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone, through the Internet or by other transmission method(s) acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. An affiliate of State Street Global Advisors Funds Distributors, LLC (“SSGA FD”) may assist Authorized Participants in assembling shares to purchase Creation Units (or upon redemption), for which it may receive commissions or other fees from such Authorized Participants. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

Units may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit will have a value greater than the NAV of the Units on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. An order will be deemed received on the Business Day on which it is placed so long as (a) the order is placed in proper form before the Closing Time on such Business Day and (b) federal funds in the appropriate amount are deposited with the Trustee by 1:00 p.m., New York time, or such other time as designated by the Trustee on settlement date.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 1:00 p.m., New York time, on settlement date, the order may be deemed to be rejected and the Authorized Participant shall be liable to the Trust for any losses resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities, to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If the missing Index Securities are not received by 1:00 p.m., New York time, on the prescribed settlement date following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one (1) Business Day following notification by the Distributor that such payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities. The Trustee will return any unused portion of the Additional Cash Deposit only once all of the missing Index Securities of the Portfolio Deposit have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee will be imposed in an amount not to exceed that charged for creations outside the Clearing Process as disclosed below. The delivery of Creation Units created as described above will occur no later than the prescribed settlement date. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of a Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

Acceptance of Orders of Creation Units. All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are resolved by the Trustee. The Trustee may reject a creation order if (a) the depositor or a group of depositors, upon obtaining the Units ordered, would own 80% or more of the current outstanding Units; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Units. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them will incur any liability for the failure to give any such notification.

Creation Transaction Fee. The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the Clearing Process (the “Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or 0.10% (10 basis points) of the value of one Creation Unit at the time of creation (“10 Basis Point Limit”) per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Placement of Creation Orders Using Clearing Process. Creation Units created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer, by the first day during which NSCC is open for business (each such day, an “NSCC Business Day”), the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the Clearing Process in a “regular way” manner by such first NSCC Business Day after the trade date) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside Clearing Process. Creation Units created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 1:00 p.m., New York time, on settlement date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 1:00 p.m., New York time, on settlement date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order may be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current

NAV of the Trust. The delivery of Units so created will occur no later than the prescribed settlement date.

Shortened Settlement Cycles. Shortened settlement cycles are expected to be available, through which creation unit transactions can be settled on the trade date, pursuant to procedures established by NSCC and the Trustee. Authorized Participants wishing to use such shortened settlement cycles should contact the Trustee. Pursuant to this process, the Cash Component required to be paid by the Authorized Participant will be estimated prior to settlement and finalized after settlement following the calculation of the Trust’s NAV on that day. The Trust retains a risk of loss if an Authorized Participant defaults on its obligation to pay to the Trust any additional Cash Component it owes.

Redemption

Units may be redeemed in-kind only in Creation Units at their NAV determined after receipt of a redemption request in proper form by the Distributor and Trustee through the Depository and relevant DTC Participant and only on a Business Day. Units are not redeemable for cash. EXCEPT UPON LIQUIDATION OF THE TRUST, THE TRUST WILL NOT REDEEM UNITS IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Units in the secondary market to constitute a Creation Unit in order to have such Units redeemed by the Trust, and Units may be redeemed only by or through an Authorized Participant. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Units to constitute a redeemable Creation Unit.

With respect to the Trust, the Trustee, through NSCC, makes available immediately prior to the commencement of trading on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day, a list of the names and required number of shares of each of the Index Securities and the amount of the Dividend Equivalent Payment for the previous Business Day that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as discussed below) on that day. Index Securities received on redemption may not be identical to the stock portion of the Portfolio Deposit which is applicable to purchases of Creation Units.

Redemption Transaction Fee. The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or the 10 Basis Point Limit per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Procedures for Redemption of Creation Units. Redemption orders must be placed with a Participating Party (for redemptions through the Clearing Process) or DTC Participant (for redemptions outside the Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Distributor and the Trustee and (b) the receipt by the Trustee of the Units to be redeemed and any Excess Cash Amounts (as defined below) in a timely manner. Orders for redemption effected outside the Clearing Process are likely to require transmittal by the relevant DTC Participant(s) earlier on the Transmittal Date than orders effected using the Clearing Process. These deadlines vary by institution. Persons redeeming outside the Clearing Process are required to transfer Units through DTC and Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

An Authorized Participant submitting a redemption request is deemed to represent to the Distributor and Trustee that it is in compliance with the requirements set forth in the Participant Agreement. Each of the Distributor and Trustee reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request in connection with higher levels of redemption activity and/or short interest in the Trust. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Distributor or Trustee, the redemption request will not be considered to have been received in proper form and may be rejected.

Requests for redemption may be made on any Business Day to the Distributor and the Trustee. In the case of redemptions made through the Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of Index Securities (based on NAV of the Trust) for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Distributor and Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period, including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the first (1st) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the first (1st) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may elect, in lieu thereof, to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption order is deemed received by the Distributor and Trustee, as a part of the Cash Redemption Payment.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the Authorized Participant will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee, upon the request of a redeeming Authorized Participant, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting (as defined below under “Portfolio Adjustments”).

All redemption orders must be transmitted by telephone, through the Internet or by other transmission method(s) acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus, so as to be received by the Distributor and Trustee not later than the Closing Time on the Transmittal Date. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Purchases and Redemptions of Creation Units — Redemption — Procedures for Redemption of Creation Units,” “Portfolio Adjustments — Adjustments to the Portfolio Deposit” and “Determination of Net Asset Value” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Distributor and Trustee. Therefore, if a redemption order in proper form is submitted to the Distributor and Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite Units are delivered to the Trustee prior to DTC Cut-Off Time (as defined below in “Purchases and Redemptions of Creation Units — Redemption — Placement of Redemption Orders Outside Clearing Process”), then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but the requisite Units are not delivered by DTC Cut-Off Time, the stocks and Cash Redemption Payment will be delivered upon receipt of the requisite Units. If a redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date and the value of the stocks will be computed as of the Evaluation Time on the Business Day that such order is received in good order by the Distributor and Trustee.

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Distributor and Trustee, (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, or (c) for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using Clearing Process. A redemption order made through the Clearing Process will be deemed received on the Transmittal Date so long as (a) the order is received by the Distributor and Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the Clearing Process and received by the Distributor and Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of a Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer (a) the requisite stocks (or contracts to purchase such stocks, which are expected to be delivered in a “regular way” manner) on settlement date, and (b) the Cash Redemption Payment.

Placement of Redemption Orders Outside Clearing Process. A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that such DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order will be deemed received by the Distributor and Trustee on the Transmittal Date if (a) such order is received by the Distributor and Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of Units specified in such order, which delivery must be made through DTC to the Distributor and Trustee no later than 1:00 p.m., New York time, on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 1:00 p.m., New York time, on settlement date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered on settlement date and the Cash Redemption Payment to the redeeming Beneficial Owner on settlement date.

BOOK-ENTRY-ONLY SYSTEM

DTC acts as securities depository for the Units. Units are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC. Beneficial ownership of Units is shown on the records of DTC or the DTC Participants (owners of such beneficial interests are referred to herein as “Beneficial Owners”).

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of Units, DTC credits or debits, on its book-entry registration and transfer system, the amount of Units so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participants, in the case of a creation or redemption outside of the Clearing Process. Beneficial ownership of Units is limited to the DTC Participants, Indirect Participants and persons holding interests through the DTC Participants and Indirect Participants. Ownership of beneficial interests in Units is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the relevant DTC Participant a written confirmation relating to their purchase of Units. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Units.

As long as Cede & Co., as nominee of DTC, is the registered owner of Units, references to the registered or record owner of Units shall mean Cede & Co. and shall not mean the Beneficial Owners of Units. Beneficial Owners of Units are not entitled to have Units registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, any DTC Participant and Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all Units for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC, DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Unit holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding Units, directly or indirectly, through the relevant DTC Participant. The Trustee provides each such DTC Participant with copies of any notice, statement or other communication, in the form, number and at the place as such DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing interaction between the Trustee and DTC Participants may be direct or indirect (i.e., through a third party).

Distributions are made to DTC or its nominee. DTC or its nominee, upon receipt of any payment of distributions in respect of Units, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Units, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Units held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to, or notices to, Beneficial Owners, or payments made on account of beneficial ownership interests in Units, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to Units at any time by giving notice to the Trustee and the Sponsor, provided that it discharges its responsibilities with respect thereto in accordance with applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

NSCC is an affiliate of DTC, and the Trustee and Sponsor, and/or their affiliates, own shares of DTC.

PORTFOLIO ADJUSTMENTS

The Index is a float-adjusted capitalization weighted index of 500 companies calculated under the auspices of the S&P Index Committee of S&P. At any moment in time, the value of the Index equals the aggregate market value of the available float shares outstanding in each of the component 500 Index Securities, evaluated at their respective last sale prices on their respective listing exchange, divided by a scaling factor (“divisor”) which yields a resulting index value in the reported magnitude.

Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. S&P may also determine that the available float shares of one or more of the Index Securities has changed due to corporate actions, purchases or sales of securities by holders or other events. S&P may periodically (ordinarily, several times per quarter) replace one or more Index Securities due to mergers, acquisitions, bankruptcies, or other market conditions, or if the issuers of such Index Securities fail to meet the criteria for inclusion in the Index. In 2025, there were 23 company changes to the Index. Ordinarily, whenever there is a change in shares outstanding or a change in an Index Security of the Index, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the Index.

The Trustee aggregates certain adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices for execution of orders. Adjustments are made more frequently in the case of significant changes to the Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the Index (“Misweighting”), it may not be efficient identically to replicate the share composition of the Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 0.08% to 0.02%, depending on the net asset value of the Trust (in each case, “Misweighting Amount”), from the weighting of the Index Security in the Index. For the year ended September 30, 2025, the Misweighting Amount was 0.02%.

The Trust is not managed, and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities in the Index. To the extent that the method of determining the Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the Index.

The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a “Weighting Analysis”). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than two (2) consecutive Business Days 0.5% of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 0.5% of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are underweighted in the Portfolio as compared to their relative weightings in the Index, such that the Misweighting of such Index Securities will not be in excess of the applicable Misweighting Amount.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to ensure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trustee provides written notice of the termination of the Trust, from and after the date of such notice, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the determination of all redemptions or other purposes.

From time to time S&P may adjust the composition of the Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the Index. As stocks of an issuer are often removed from the Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable, and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day, an “Adjustment Day”), the number of shares and identity of each Index Security required for a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market, the Trustee calculates the net asset value of the Trust. The net asset value of the Trust is divided by the number of outstanding Units multiplied by 50,000 Units in one Creation Unit, resulting in the net asset value per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the Index in a Portfolio Deposit for the following Business Day (“Request Day”), such that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount, and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the Index, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount.” The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the Index divisor to be adjusted after the close of the market on that Business Day,* and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

*

S&P publicly announces changes in the identity and/or weighting of Index Securities in advance of the actual changes. The announcements regarding changes in the index components are made after the close of trading on such day.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount), then with respect to creation, the Balancing Amount increases the Cash Component of the then-effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount), then with respect to creation, this amount decreases the Cash Component of the then-effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of Units in Creation Unit size aggregations and upon the redemption of Units until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

EXCHANGE LISTING AND TRADING

The discussion below supplements the Summary with regard to exchange listing and trading matters associated with an investment in the Trust’s Units.

Secondary Trading on Exchanges

The Units are listed for secondary trading on the Exchange, and individual Units may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the Business Day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change. If you buy or sell Units in the secondary market, you will pay the secondary market price for Units. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Further, SSGA FD may make payments from its own resources to certain broker-

dealers pursuant to arrangements through which those broker-dealers have agreed to offer Units to their customers and not charge certain of their customers any commissions when those customers purchase or sell Units. Such payments to broker-dealers may create potential conflicts of interest between the broker-dealers and their customers.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Units of the Trust will continue to be met or that Units will always be listed on the Exchange. The Trust will be terminated if Units are delisted. Trading in Units may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of Units if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Units for 30 or more consecutive trading days; (b) the value of the Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market change. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one (1) Business Day.

Units also are listed and traded on the Singapore Exchange Securities Trading Limited, the Tokyo Stock Exchange and the Australian Securities Exchange. In the future, Units may be listed and traded on other non-U.S. exchanges.

Trading Prices of Units

The trading prices of the Trust’s Units will fluctuate continuously throughout trading hours based on market supply and demand rather than the Trust’s NAV, which is calculated at the end of each Business Day. The Units will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of the Units. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. See the table “Frequency Distribution of Discounts and Premiums for the Trust: Bid/Ask Price vs. NAV as of 12/31/25” herein.

The market price of a Unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

CONTINUOUS OFFERING OF UNITS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Units.

Because new Units can be created and issued on an ongoing basis, at any point during the life of the Trust, a “distribution,” as such term is used in the Securities Act of 1933, may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act of 1933. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with a distributor, breaks them down into the constituent Units and sells the Units directly to its customers; or if it chooses to couple the creation of a supply of new Units with an active selling effort involving solicitation of secondary market demand for Units. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Units, whether or not participating in the distribution of Units, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act of 1933 is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Units that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act of 1933, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act of 1933. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act of 1933 is only available with respect to transactions on a national exchange.

The Sponsor intends to qualify Units in states selected by the Sponsor and through broker-dealers who are members of the Financial Industry Regulatory Authority (“FINRA”). Persons intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such person’s state of domicile or residence should consult their legal adviser regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.0945%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until February 1, 2027 to the extent total annual operating expenses (excluding extraordinary expenses) exceed 0.0945% after taking into consideration the earnings credit with respect to uninvested cash balances of the Trust. Thereafter, the Trustee may discontinue this voluntary waiver policy. The Trustee’s fee waiver will be calculated after earnings credits are applied. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance, if any, in the Trust’s cash account, reduced by the amount of reserves, if any, for that account required by the Federal Reserve Board of Governors. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.0945% of the Trust’s daily net asset value.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue any voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Units (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Units (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of Units during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.20% per annum of the daily net asset value of the Trust.

With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with SSGA FD, an affiliate of the Trustee, pursuant to which SSGA FD has agreed to market and promote the Trust. SSGA FD is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. An affiliate of SSGA FD separately receives fees from the Trustee for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then-current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income are received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 0.06% to 0.10% of the net asset value of the Trust, as shown below, depending on the net asset value of the Trust, plus or minus the Adjustment Amount (as defined below). The compensation is computed on each Business Day based on the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid monthly. To the extent that the amount of the Trustee’s compensation, before any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee also may waive all or a portion of such fee.

Trustee Fee Scale

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
$0 - $499,999,999	0.10% per annum plus or minus the Adjustment Amount*
$500,000,000 - $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount*
$2,500,000,000 and above	0.06% per annum plus or minus the Adjustment Amount*

*	The fee indicated applies to that portion of the net asset value of the Trust that falls in the size category indicated.

As of September 30, 2025 and as of December 31, 2025, the net asset value of the Trust was $680,289,277,221 and $712,072,540,255, respectively. No representation is made as to the actual net asset value of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities, or to creations or redemptions made in the future. For the fiscal year ended September 30, 2025, the aggregate dollar amount of net fees paid to the Trustee was $304,426,733.

The Adjustment Amount is calculated at the end of each quarter and applied against the Trustee’s fee for the following quarter. “Adjustment Amount” is an amount which is intended, depending upon the circumstances, either to (a) reduce the Trustee’s fee by the amount that the Transaction Fees paid on creation and redemption exceed the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust** or (b) increase the Trustee’s fee by the amount that the Transaction Fees (plus additional amounts paid in connection with creations or redemptions outside the Clearing Process), paid on creations or redemptions, falls short of the actual costs of these activities. If in any quarter the Adjustment Amount exceeds the fee payable to the Trustee as set forth above, the Trustee uses such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust’s expenses for such quarter, any remaining excess is retained by the Trustee as part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee’s fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. The amount of the earnings credit will be equal to the then-current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors.

For example, during the year ended September 30, 2025, the Adjustment Amount included an excess of net transaction fees from processing orders of $7,081,200 and a Trustee earnings credit of $60,143,277. Thus, the Adjustment Amount reduced the Trustee’s fee by $67,224,477.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Trust is computed as of the Evaluation Time, as shown under “Portfolio Adjustments — Adjustments to the Portfolio Deposit” on each Business Day. The net asset value of the Trust on a per Unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding Units. For the most recent net asset value information, please go to https://www.statestreet.com/im/us/en/intermediary/etfs/spdr-sp-500-etf-trust-spy.

**	The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor or, if there is no such appropriate closing sale price on such exchange, at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such last sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

ADDITIONAL RISK INFORMATION

The following section identifies additional risks. Prospective investors should carefully consider the additional information described below together with the information identified under “Summary — Principal Risks of Investing in the Trust.”

A liquid trading market for certain Portfolio Securities may not exist. Although all of the Portfolio Securities are listed on a national securities exchange, the existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made or maintained for any Portfolio Securities, or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

Asset Category Risk. The Portfolio Securities may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Trading Issues. Units are listed for trading on the Exchange under the market symbol “SPY” and are listed or traded on certain non-U.S. stock exchanges other than the Exchange. Trading in Units on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Units inadvisable. In addition, trading in Units on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Trust will continue to be met or will remain unchanged or that the Units will trade with any volume, or at all, on any stock exchange. Investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. The Trust will be terminated if the Units are delisted from the Exchange.

Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Units will generally fluctuate with changes in the market value of the Trust’s securities holdings. The market prices of Units will generally fluctuate in accordance with changes in the Trust’s NAV and supply and demand of Units on the Exchange or any other exchange on which Units are traded. It cannot be predicted whether Units will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Units will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of Units may deviate significantly from the NAV of the Units during periods of market volatility. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. If an investor purchases Units at a time when the market price is at a premium to the NAV of the Units or sells at a time when the market price is at a discount to the NAV of the Units, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Costs of Buying or Selling Units. Investors buying or selling Units in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Units. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Units (the “bid” price) and the price at which an investor is willing to sell Units (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Units based on trading volume and market liquidity, and is generally lower if the Trust’s Units have more trading volume and market liquidity and higher if the Trust’s Units have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Units, including bid/ask spreads, frequent trading of Units may significantly reduce investment results, and an investment in Units may not be advisable for investors who anticipate regularly making small investments.

Large Cap Risk. The Portfolio Securities will generally consist of equity securities of large-capitalization U.S. issuers. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Investment in the Trust may have adverse tax consequences. Investors in the Trust should consider the U.S. federal, state, local and other tax consequences of the ownership and disposition of Units. For a discussion of certain U.S. federal income tax consequences of the ownership and disposition of Units, see “Federal Income Taxes.”

Clearing and settlement of Creation Units may be delayed or fail. Even if an order is processed through the continuous net settlement clearing process of NSCC, Portfolio Securities or Units, as applicable, may not be delivered on settlement date, due to liquidity or other constraints in the clearing process. Orders expected to settle outside of the continuous net settlement clearing process of NSCC are not covered by NSCC’s guarantee of completion of delivery.

ADDITIONAL INFORMATION REGARDING DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section included in this prospectus entitled “Dividends and Distributions.”

General Policies

The regular quarterly ex-dividend date for Units is the third (3rd) Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the Ex-Dividend Date (also, the “Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period.

For the purposes of all dividend distributions, dividends per Unit are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest-bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest-bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to qualify for an exemption from tax on its distributed income under the Code and to avoid U.S. federal excise tax would consist of (a) an increase in the distribution scheduled for January to include any amount by which the Trust’s estimated “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gains for the prior taxable and/or calendar year exceeded the amount of Trust taxable income previously distributed with respect to such taxable year and/or calendar year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after the computation of the actual annual “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gain of the Trust of the amount, if any, by which such actual income and gain exceeds the distributions already made. The net asset value of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee will have to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among the stocks that are over-weighted in the Portfolio relative to their weightings in the Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

As specified in the Trust Agreement, the Trustee may declare special dividends if the Trustee deems such action necessary or advisable to preserve the status of the Trust as a RIC or to avoid imposition of income or excise taxes on undistributed income or deems such action otherwise advantageous to the Trust. The Trust Agreement also permits the Trustee to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to RICs or would otherwise be advantageous to the Trust. In addition, the Trust Agreement permits the Trustee to change the regular ex-dividend date for Units to another date within the month or quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants. With each distribution, the Trustee furnishes for distribution to

Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per Unit.

The settlement date for the creation of Units or the purchase of Units in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the net asset value of the Trust.

INVESTMENT RESTRICTIONS

The Trust is not actively managed and only holds constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Therefore, the Trust is not authorized to invest in the securities of registered investment companies or any other registered or unregistered funds, lend its portfolio securities or other assets, issue senior securities or borrow money for the purpose of investing in securities, purchase securities on margin, sell securities short or invest in derivative instruments, including, without limitation, futures contracts, options or swaps.

INVESTMENTS BY INVESTMENT COMPANIES

Purchases of Units by investment companies and certain private funds are subject to restrictions pursuant to Section 12(d)(1) of the 1940 Act. However, SEC Rule 12d1-4 allows, subject to certain conditions (including the entry into an agreement with the Trust), registered investment companies to invest in Units beyond the limits contained in Section 12(d)(1) of the 1940 Act. Registered investment companies wishing to invest beyond the statutory limits in reliance on Rule 12d1-4 should contact the Trustee by telephone at 1-866-787-2257.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that, notwithstanding the investment restrictions described above, absent an exemption or SEC relief, (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding Units, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

ANNUAL REPORTS

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of Units at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

BENEFIT PLAN INVESTOR CONSIDERATIONS

In considering the advisability of an investment in Units, fiduciaries of pension, profit-sharing or other tax-qualified retirement plans and funded welfare plans or entities whose underlying assets include “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (collectively, “Plans”) subject to the fiduciary responsibility requirements of ERISA, should consider whether an investment in Units (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of Units does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors and certain other investors not subject to ERISA, such as Keogh Plans, should consider that such arrangements may make only such investments as are authorized by the governing instruments and that IRAs, Keogh Plans and certain other types of arrangements are subject to the prohibited transaction rules of Section 4975 of the Code. Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law, which may include restrictions similar to ERISA and Section 4975 of the Code, on investments in Units and the considerations discussed above, to the extent such considerations apply. Each purchaser and transferee of a Unit who is subject to ERISA or Section 4975 of the Code or any similar laws will be deemed to have represented by its acquisition and holding of each Unit that its acquisition and holding of any Units does not give rise to a non-exempt prohibited transaction under ERISA, the Code or any similar law.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in Units by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the 1940 Act. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in Units.

Each purchaser or transferee should consult legal counsel before purchasing the Units. Nothing herein shall be construed as a representation that an investment in the Units would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, an employee benefit plan subject to ERISA or Section 4975 of the Code or a similar law.

INDEX LICENSE

A license agreement (the “License Agreement”) between SSGA FD, an affiliate of the Trustee, and S&P grants a license to SSGA FD to use the Index and to use certain trade names and trademarks of S&P in connection with the Trust. The Index also serves as a basis for determining the composition of the Portfolio. The Trustee (on behalf of the Trust), the Sponsor and the Exchange have each received a sublicense from SSGA FD for the use of the Index and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Units. Currently, the License Agreement is scheduled to terminate on November 29, 2031, but its term may be extended without the consent of any of the Beneficial Owners of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P equal to 0.03% of the daily size of the Trust (based on Unit closing price and outstanding Units) plus an annual license fee of $600,000.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGA FD, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of Units or any other person is entitled to use any rights whatsoever under the foregoing licensing arrangements or to use the trademarks “Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500” or “500” or to use the Index except as specifically described in the License Agreement or sublicenses or as may be specified in the Trust Agreement.

THE TRUST IS NOT SPONSORED, ENDORSED, SOLD OR MARKETED BY S&P DOW JONES INDICES LLC, ITS AFFILIATES, AND/OR THIRD-PARTY LICENSORS (INCLUDING, WITHOUT LIMITATION, DOW JONES & COMPANY, INC.) (COLLECTIVELY, FOR PURPOSES OF THIS PARAGRAPH AND THE NEXT PARAGRAPH, “S&P”). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE TRUST PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK MARKET PERFORMANCE AND/OR TO ACHIEVE ITS STATED OBJECTIVE AND/OR TO FORM THE BASIS OF A SUCCESSFUL INVESTMENT STRATEGY, AS APPLICABLE. S&P LICENSES TO THE

TRUST CERTAIN TRADEMARKS AND TRADE NAMES AND THE INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO SSGA FD OR THE TRUST. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE TRUST OR THE OWNERS OF OR INVESTORS IN THE TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P DOW JONES INDICES LLC IS NOT AN ADVISOR TO THE TRUST. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE TRUST OR THE TIMING OF THE ISSUANCE OR SALE OF THE TRUST OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE UNITS ARE ISSUED OR REDEEMED. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE TRUST.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUSTEE, THE TRUST, OWNERS OF OR INVESTORS IN THE TRUST, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPDR TRADEMARK. The “SPDR” trademark is used under license from Standard & Poor’s Financial Services LLC, a division of S&P Global. No financial product offered by the Trust or its affiliates is sponsored, endorsed, sold or marketed by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. S&P has no obligation or liability in connection with the administration, marketing or trading of financial products. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. The Sponsor’s sole business activity is to act as the sponsor of the Trust and two other ETFs. On October 1, 2008, the Sponsor became an indirect, wholly owned subsidiary of NYSE Holdings following the acquisition by NYSE Holdings of the American Stock Exchange LLC and all of its subsidiaries. The Sponsor is an indirect, wholly owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly traded entity, trading on the New York Stock Exchange under the symbol “ICE.” NYSE Holdings is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Units to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Units within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Trustee of such failure, or if the Sponsor resigns, or if the Sponsor is adjudged bankrupt or insolvent, or a receiver of the Sponsor or of its property is appointed, or a trustee or liquidator or any public officer takes charge or control of the Sponsor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or terminate the Trust Agreement and liquidate the Trust. Upon the Trustee’s and a successor Sponsor’s execution of an instrument of appointment and assumption, the successor Sponsor succeeds to all of the rights, powers, duties and obligations of the original Sponsor. The successor Sponsor shall not be under any liability under the Trust Agreement for occurrences or omissions prior to the execution of such instrument. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable, but not exceeding the amounts prescribed by the SEC.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The Trustee shall terminate the Trust Agreement and liquidate the Trust if, within sixty (60) days following the date on which a notice of resignation was delivered by the Sponsor, a successor Sponsor has not been appointed or the Trustee has not agreed to act as Sponsor.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Units for taking or refraining from taking any action in good faith, or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the purchase, continued holding or sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, shareholders, officers, employees, subsidiaries and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party arising out of or in connection with the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

As of January 26, 2026, each of the following persons and entity served as an officer or member of the Sponsor:

Name	Nature of Relationship or Affiliation with Sponsor
Lynn Martin	President
Warren Gardiner	Senior Vice President and Chief Financial Officer
Doug Foley	Senior Vice President, HR & Administration
Martin Hunter	Senior Vice President, Tax & Treasurer
Timothy Reilly	Head of Exchange Traded Solutions
Jaime Klima	General Counsel & Assistant Secretary
Martha Redding	Associate General Counsel & Secretary
Andrew Surdykowski	Senior Vice President
Kana Yamamoto	Senior Director, Assistant Treasurer
Octavia Spencer	Assistant Secretary
NYSE American LLC	Member

The principal business address for each of the officers and members listed above is c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. None of the officers listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding limited liability company interests of the Sponsor. All of the outstanding limited liability company interests of the Sponsor are owned by NYSE American LLC as the sole member of the Sponsor.

None of the individuals listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding Units of the Trust.

Other Companies of Which Each of the Persons* Named Above Is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of Such Other Company	Nature of Business of Such Other Company	Nature of Affiliation with Such Other Company

Lynn Martin**	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	President

Warren Gardiner***	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Chief Financial Officer

Doug Foley****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President, HR & Administration

Martin Hunter*****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President, Tax & Treasury

Timothy Reilly	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	Head of Exchange Traded Solutions

Jaime Klima******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	General Counsel & Assistant Secretary

Martha Redding*******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	Assistant General Counsel & Corporate Secretary

Andrew Surdykowski********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	General Counsel

Other Companies of Which Each of the Persons* Named Above Is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of Such Other Company	Nature of Business of Such Other Company	Nature of Affiliation with Such Other Company

Kana Yamamoto*********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Tax Director

Octavia Spencer**********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Vice President, Associate General Counsel & Corporate Secretary

*	Exclude persons whose affiliation with the Sponsor arises solely by virtue of stock ownership (as defined under Section 2(a)(3)(A) of the Investment Company Act of 1940).
**

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Martin is the President of NYSE Group, Inc. and a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 24 other subsidiaries of ICE.

***

In addition to his position with the Sponsor, Mr. Gardiner is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 129 other subsidiaries of ICE.

****

In addition to his position with the Sponsor, Mr. Foley is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 56 other subsidiaries of ICE.

*****

In addition to his position with the Sponsor, Mr. Hunter is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 111 other subsidiaries of ICE.

******

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Klima is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 19 other subsidiaries of ICE.

*******

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Redding is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 19 other subsidiaries of ICE.

********	In addition to his position with the Sponsor, Mr. Surdykowski is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer,

Vice President, Manager, President, Managing Director, Secretary) of 139 other subsidiaries of ICE.
*********	In addition to her positions with the Sponsor, Ms. Yamamoto is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 89 other subsidiaries of ICE.
**********

In addition to her position with the Sponsor, Ms. Spencer is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 105 other subsidiaries of ICE.

Lynn Martin is President of NYSE Group, a wholly owned subsidiary of ICE. NYSE Group includes the New York Stock Exchange, the world’s largest stock market and premier venue for capital raising, as well as four fully electronic equity markets and two options exchanges. Ms. Martin is also Chair of Fixed Income & Data Services at ICE, which includes ICE Bonds execution venues, securities pricing and analytics, reference data, indices, desktop solutions, consolidated feeds and connectivity services that cover all major asset classes. Most recently, she was President of Fixed Income & Data Services and earlier served as President of ICE Data Services, COO of ICE Clear U.S., and in a number of leadership roles including CEO of NYSE Liffe U.S. and CEO of New York Portfolio Clearing. Ms. Martin began her career at IBM in its Global Services organization. Ms. Martin holds a BS in Computer Science from Manhattan College and an MA in Statistics from Columbia University. She currently sits on the Board of Directors of the Partnership for New York City and the Inner-City Scholarship Fund. Ms. Martin also serves on the Manhattan College Board of Trustees as well as the Advisory Board of the School of Science and is a member of the Phi Beta Kappa National Honor Society.

Warren Gardiner has served as Chief Financial Officer of ICE since May 2021. He is responsible for all aspects of ICE’s finance and accounting functions, treasury, tax, audit and controls, sales operations, investor relations as well as coordinating the company’s marketing and public relations endeavors. From July 2017 to May 2021, Mr. Gardiner served as ICE’s Vice President of Investor Relations where he led strategic and financial communications with ICE’s stakeholders as well as playing an integral role in the Company’s business development initiatives. Mr. Gardiner brings over 15 years of financial analysis and research experience. Before joining ICE in 2017, he served as a research analyst covering Financial Information and Exchanges equities at Evercore. Prior to that, he was an equity research analyst at Barclays. Mr. Gardiner earned a Bachelor of Arts in Managerial Economics from Union College and is a CFA Charterholder.

Doug Foley is Senior Vice President of Human Resources & Administration at ICE. In addition to other duties, Mr. Foley has overall responsibility for ICE’s global human resource and real estate functions. Prior to joining ICE in 2008, Mr. Foley worked in the Performance & Reward practice at Ernst & Young LLP in Atlanta. Mr. Foley previously worked in Global Compensation & Rewards at Delta Air Lines and began his career as a pension actuary, holding various roles at Ernst & Young

LLP and Arthur Andersen LLP. Mr. Foley holds a Bachelor of Science in Mathematics and a Master of Science in Risk Management & Insurance, both from Georgia State University.

Martin Hunter is Senior Vice President, Tax & Treasurer of ICE since 2013. Previously he was Vice President, Tax & Treasurer from August 2010 to November 2013.

Timothy Reilly is the Head of Exchange Traded Solutions for NYSE Group. In this role, he leads the Exchange Traded Products and NYSE Bonds teams. He also manages the NYSE’s trading advisory services for the institutional asset management community. Mr. Reilly is a twenty-six-year veteran of the equity and fixed income trading industry. He started his career at Citigroup where he helped build, and eventually lead, the Global Portfolio Trading business. In 2008, Mr. Reilly was appointed Head of Citi Electronic Execution Sales. In this role, he launched Citi’s first self-directed equity trading strategies and established one of the earliest execution consulting teams. In 2014, Mr. Reilly joined ITG where he ran Global Sales for their trading, analytics, network and technology products. He is a graduate of Georgetown University in Washington, D.C.

Jaime Klima is the General Counsel of NYSE Group, Inc. Prior to assuming the role of General Counsel, Ms. Klima was the Chief Regulatory Officer of NYSE Group where she oversaw the work of its independent regulatory unit, NYSE Regulation. Ms. Klima previously served as Chief of Staff and Chief Operating Officer at the Commodity Futures Trading Commission, after starting her government service at the Securities and Exchange Commission in a variety of senior legal and policy roles. She also spent nearly a decade working in private practice on legal and regulatory compliance matters for clients in the financial services sector. Ms. Klima holds an undergraduate degree in Systems Engineering from the University of Virginia, and a J.D. and Master of Public Policy from Duke University.

Martha Redding has been with the Legal Department of the NYSE Group since 2011. She is currently Corporate Secretary and Associate General Counsel.

Andrew Surdykowski is General Counsel of ICE. Mr. Surdykowski oversees ICE’s legal affairs globally, including public company compliance, corporate governance matters and serving as ICE’s key legal advisor. Mr. Surdykowski joined ICE in September 2005. He previously served as Senior Vice President, Associate General Counsel and Assistant Corporate Secretary. Before joining ICE, Mr. Surdykowski was an attorney at McKenna, Long & Aldridge (now known as Dentons), where he practiced in the corporate law group. His experience at McKenna, Long & Aldridge included representing a broad array of clients in matters dealing with securities, mergers and acquisitions, corporate governance, finance and private equity. Mr. Surdykowski holds a law degree from the Georgia State University College of Law and a B.S. in Management from the Georgia Institute of Technology.

Kana Yamamoto is Senior Director of International Tax at ICE from 2021 to present. Previously she was Director of International Tax from 2018 to 2021.

Octavia Spencer is Vice President, Associate General Counsel & Corporate Secretary at ICE. In this role, she focuses on public company compliance and corporate governance matters. Ms. Spencer joined ICE in April 2014. She previously served as Associate General Counsel & Corporate Secretary. Prior to joining ICE, Spencer worked as an attorney at McKenna, Long & Aldridge (now known as Dentons), where she practiced in the corporate law group and focused on public company compliance and corporate governance matters, public offerings, private placements and mergers and acquisition work. Ms. Spencer holds a J.D. from the Duke University School of Law and a Bachelor of Arts degree from the University of North Carolina at Chapel Hill.

NYSE American LLC, formerly NYSE MKT LLC, NYSE Amex and prior to that, the American Stock Exchange, became a wholly owned subsidiary of NYSE Holdings in 2008.

TRUSTEE

Effective June 16, 2017, SSBT resigned as trustee of the Trust. The Sponsor appointed the Trustee, a wholly owned subsidiary of SSBT, as trustee of the Trust. The services received, and the trustee fees paid, by the Trust did not change as a result of the change in the identity of the Trustee. SSBT continues to maintain the Trust’s accounting records, act as custodian and transfer agent to the Trust, and provide administrative services, including the filing of certain regulatory reports.

The Trustee is a limited-purpose trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Congress Street, Boston, Massachusetts 02114. The Trustee is a direct wholly owned subsidiary of SSBT and as such is regulated by the Federal Reserve System and is subject to applicable federal and state banking and trust laws and to supervision by the Federal Reserve, as well as by the Massachusetts Commissioner of Banks and the regulatory authorities of those states and countries in which a branch of the Trustee is located.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning Units for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the acceptance of the appointment as Trustee for the Trust by the successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts promptly to appoint a successor Trustee in the manner and meeting the qualifications provided in the Trust Agreement. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trustee shall terminate the Trust Agreement and liquidate the Trust.

If the Trustee becomes incapable of acting as such, or fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Sponsor of such failure, or the Trustee is adjudged bankrupt or insolvent, or a receiver of the Trustee or its property is appointed, or a trustee or liquidator or any public officer takes charge or control of such Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such appointment of a successor Trustee via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance and acknowledgement of an instrument accepting appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must (a) be a bank, trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; (b) be authorized under such laws to exercise corporate trust powers; and (c) at all times have aggregate capital, surplus and undivided profits of not less than $50,000,000.

Beneficial Owners of 51% of the then-outstanding Units may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above and in the Trust Agreement.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale, or the failure to make a sale, by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations arising out of or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

The Trustee, directly or through Depository Trust Company or SSBT, as custodian, has possession of all securities and other property in which the Trust invests, all funds held for such investment, all equalization, redemption, and other special funds of the Trust, and all income upon, accretions to, and proceeds of such property and funds. The Trustee, directly or through SSBT, as custodian, segregates, by recordation on its books and records, all securities and/or property held for the Trust. All cash is held on deposit for the Trust and, to the extent not required for reinvestment or payment of Trust expenses, is distributed periodically to Unitholders.

DEPOSITORY

DTC is a limited-purpose trust company and member of the Federal Reserve System.

DISTRIBUTOR

The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1000, Denver, CO 80203. The Distributor is a registered broker-dealer and a member of FINRA. The Sponsor pays the Distributor for its services a flat annual fee of $25,000. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

TRUST AGREEMENT

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the exclusive right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship that all other shares of each such issuer are voted (known as “mirror voting”) to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the Index. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Units to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners, although the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Units if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee inquires of each DTC Participant, either directly or through a third party, as to the number of Beneficial Owners for whom such DTC Participant holds Units, and provides each such DTC Participant or third party with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the net asset value of the Trust is less than $350,000,000, as adjusted for inflation in accordance with the CPI-U at the end of each year from (and including) 1997.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Units; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Units, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the Index; or (e) if the License Agreement is terminated. The Trust will be terminated if Units are delisted from the Exchange. The Trust is scheduled to terminate on the first to occur of (a) January 22, 2118 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

The Trust will terminate if either the Sponsor or the Trustee resigns and a successor is not appointed. The Trust will also terminate if the Trustee is removed or the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trust is terminated as described above.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Units (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the Units held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. Units not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of Units required.

LEGAL OPINION

The legality of the Units offered hereby has been passed upon by Davis Polk & Wardwell LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND FINANCIAL STATEMENTS

The September 30, 2025 financial statements included in this prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust has adopted a code of ethics in compliance with Rule 17j-1 requirements under the 1940 Act. Subject to pre-clearance, reporting, certification and other conditions and standards, the code permits personnel subject to the code, if any, to invest in Index Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and available on the SEC’s Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

INFORMATION AND COMPARISONS RELATING TO

SECONDARY MARKET TRADING AND PERFORMANCE

One important difference between Units and conventional mutual fund shares is that Units are available for purchase or sale on an intraday basis on the Exchange at market prices. In contrast, shares in a conventional mutual fund may be purchased or redeemed only at a price at, or related to, the closing net asset value per share, as determined by the fund. The table below illustrates the distribution relationship of bid/ask spreads to NAV for 2025. This table should help investors evaluate some of the advantages and disadvantages of Units relative to mutual fund shares purchased and redeemed at prices at, or related to, the closing net asset value per share. Specifically, the table illustrates in an approximate way the risks of purchasing or selling Units at prices less favorable than closing NAV and, correspondingly, the opportunities to purchase or sell at prices more favorable than closing NAV.

For the most recent information regarding the Trust’s NAV, market price, premiums and discounts, and bid/ask spreads, please go to https://www.statestreet.com/im/us/en/intermediary/etfs/spdr-sp-500-etf-trust-spy.

Frequency Distribution of Discounts and Premiums for the Trust:

Bid/Ask Price vs. NAV as of 12/31/25(1)(2)

Range		Calendar Quarter Ending 3/31/2025	Calendar Quarter Ending 6/30/2025	Calendar Quarter Ending 9/30/2025	Calendar Quarter Ending 12/31/2025	Calendar Year 2025
> 200 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
150 — 200 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
100 — 150 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
50 — 100 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
25 — 50 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
0 — 25 Basis Points	Days %	29	24	29	42	124
		48.3%	38.7%	45.3%	65.6%	49.6%
Total Days at Premium	Days %	29	24	29	42	124
		48.3%	38.7%	45.3%	65.6%	49.6%
Closing Price Equal to NAV	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
Total Days at Discount	Days %	31	38	35	22	126
		51.7%	61.3%	54.7%	34.4%	50.4%
0 — –25 Basis Points	Days %	31	38	35	22	126
		51.7%	61.3%	54.7%	34.4%	50.4%
–25 — –50 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
–50 — –100 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
–100 — –150 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
–150 — –200 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
< –200 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%

Close was within 0.25% of NAV better than 94% of the time from 1/29/93 (the first day of trading) through 12/31/25.

(1)	Source: NYSE Holdings LLC

(2)	Currently, the bid/ask price is the midpoint of the national best bid and national best offer prices at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

as of 12/31/25*

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the Index. Past performance is not necessarily an indication of how the Trust will perform in the future. The return based on NAV shown in the table below reflects the impact of a fee waiver and, without this waiver, returns would have been lower.

Cumulative Total Return

	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	17.73%	94.91%	292.75%
Return Based on Bid/Ask Price(2)(3)(4)(5)	17.69%	95.09%	292.94%
Index	17.88%	96.16%	298.27%

Average Annual Total Return**

	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	17.73%	14.28%	14.66%
Return Based on Bid/Ask Price(2)(3)(4)(5)	17.69%	14.30%	14.67%
Index	17.88%	14.42%	14.82%

(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

(2)	Total return figures have been calculated in the manner described above in “Summary — Trust Performance.”

(3)	Includes all applicable ordinary operating expenses set forth above in “Summary — Fees and Expenses of the Trust.”

(4)

Does not include the Transaction Fee, which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in “Purchases and Redemptions of Creation Units.” If these amounts were reflected, returns to such persons would be less than those shown.

(5)

Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of Units in the secondary market as discussed above in “Exchange Listing and Trading — Secondary Trading on Exchanges.” If these amounts were reflected, returns to such persons would be less than those shown.

*	Source: NYSE Holdings LLC and State Street Global Advisors Trust Company.

**	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the NAV.

STATE STREET® SPDR® S&P 500® ETF TRUST (“SPY”)

SPONSOR: PDR SERVICES LLC

This prospectus does not include all of the information with respect to SPY set forth in its Registration Statement filed with the SEC in Washington, D.C., under the:

•	Securities Act of 1933 (File No. 33-46080) and

•	Investment Company Act of 1940 (File No. 811-06125).

To obtain copies from the SEC at prescribed rates—

CALL: 1-800-SEC-0330

VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about SPY not contained in this prospectus, and you should not rely on any other information. Read and keep both parts of this prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering the Units. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated January 26, 2026

SPDRSP500TR